Monteagle Fixed Income Fund

Dear Shareholder,                                                      Fall 2001

The recent attacks at the World Trade Center in New York and the Pentagon in Washington, D.C. have shocked and saddened us. Our thoughts and prayers go out to all the victims and their families.

In review, for the year ended August 31, 2001, our expectations for a very positive year in the Monteagle Fixed Income Fund for intermediate-term investors were met. The past year has been a time of transition for the bond market. Various shifts between optimism and pessimism caused the market to seesaw between sell-off and rally. The positive effects of Federal Reserve rate cuts were tempered by the negative outlook for the economy and corporate earnings for 2001, and a steepening of the yield curve.

The Federal Reserve's tightening bias on interest rates abruptly changed course at the beginning of 2001 as the U.S. economy had become sluggish. The Federal Reserve began an aggressive easing of interest rates that has yet to stop.

The Fund continued to take advantage of wider interest rate or yield differences between the Treasury bond market and the markets for corporate bonds and taxable municipal bonds. On a total return basis, high-grade corporate bonds proved to be one of the best performers for the year.

Our proprietary bond market model (the BMW or Bond Market Watch) appears to be prepared to signal a change in the direction of interest rates. As interest rates rise, bond prices fall, with intermediate and longer-term bonds usually moving more in price than shorter maturities. We will act upon this signal by shortening our average maturity in the portfolio to take advantage of this anticipated change in the direction of interest rates.

We will take steps to keep portfolio volatility within moderate levels and are confident in our ability and tools used to manage the Fund for the intermediate-term fixed income investor.

Sincerely,

HOWE AND RUSLING, INC.

Thomas G. Rusling
President

For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc, 431 N. Pennsylvania St., Indianapolis, IN 46204

Member NASD, SIPC

                           3 Months      6 Months     12 Months       Average
                             Actual        Actual       Actual     Total Return
                             Return        Return       Return   Since Inception
                                                                 (Dec. 20, 1999)
                           -----------------------------------------------------
Monteagle Fixed Income Fund   4.37%        3.74%        13.37%        10.53%
Lehman Brothers Intermediate  3.48%        4.59%        12.29%         9.67%
    Gov./Credit Bond Index


                    Monteagle Fixed Income Fund    Lehman Brothers Intermediate
                                                        Gov./Credit Bond Index
        12/31/99          $ 9,976                            $ 9,967
        02/29/00           10,004                             10,012
        04/30/00           10,085                             10,092
        06/30/00           10,240                             10,286
        08/31/00           10,464                             10,487
        10/31/00           10,584                             10,631
        12/31/00           11,104                             10,974
        02/28/01           11,425                             11,259
        04/30/01           11,338                             11,316
        06/30/01           11,405                             11,421
        08/31/01           11,852                             11,776

     This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Lehman Brothers Intermediate Gov. Credit Bond Index on December 20, 1999 (commencement of operations) and held through August 31, 2001. The Lehman Brothers Intermediate Gov./Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Monteagle Fixed Income Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the bonds in the Index, and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Fixed Income Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Opportunity Growth Fund

Dear Shareholder,                                                    Fall 2001


All year long investors have debated just when stocks would be caught in the crosshairs of the economic storm that has engulfed the U.S. corporate sector, and which is fast spreading to all parts of the globe. It has been eighteen months since a tornado of fear first touched down on internet-based companies. It has gradually moved in a larger and larger concentric circle, enmeshing and derailing just about every other sector of the market. The surprise is not so much the continued string of downward earnings revisions, but rather the continued level of "surprise" at these revisions.

Today, U.S. investors are caught between a rock and a hard place. There is pervasive gloom about the domestic and global economic outlook. Corporate earnings are extremely weak, the technology bust shows little sign of ending, and world trade is imploding. Earnings are not only bad, they are projected to get worse; and for a number of popular technology stocks there is apparently no improvement in sight. The annualized percentage of credit card loans written off as uncollectable rose for the fourth consecutive month, along with non-business bankruptcy filings. The proportion of credit card accounts delinquent by more than 30 days rose for the sixth consecutive month.

However, there are several reasons for optimism in our opinion. Oil and gas prices are at the lowest level in over a year and commodity prices are the lowest in many years. Although household net worth has fallen 10% in the past twelve months, it's still close to an all-time high -- an impressive $41 trillion -- 20% above the historical range.

Also, a wide range of market and economic indicators suggest to us that the Federal Reserve's aggressive easing is starting to work. We think that this favorable monetary environment should remain positive for equities, and should outweigh the poor near-term earnings outlook. Is our opinion, based on 75 years of market data, long-term investors are nearly always better off buying near the middle of a recession - while the economy is still shrinking - rather than waiting for the start of a new boom. This boom should be led by technology, which is what we expect to improve more in the next ten years than it did in the last 100 years.

Respectfully submitted,
T.H. FITZGERALD


T.H. Fitzgerald, Jr.
President



For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc, 431 N. Pennsylvania St., Indianapolis, IN 46204

Member NASD, SIPC

                      3 Months      6 Months    12 Months        Average
                       Actual        Actual      Actual       Total Return
                       Return        Return      Return     Since Inception
                                                            (Dec. 20, 1999)
                    ---------------------------------------------------------
Monteagle Opportunity
      Growth Fund      -6.10%        -7.41%      -48.87%       -27.90%
S & P 500 Index Fund   -9.44%        -7.97%      -24.38%       -21.28%

                  Monteagle Opportunity
                      Growth Fund              S&P 500 Index
        12/31/99          $11,360                  $9,661
        02/29/00           17,100                   9,318
        04/30/00           11,300                   9,921
        06/30/00           10,010                   9,957
        08/31/00           11,210                  10,410
        10/31/00            9,040                   9,819
        12/31/00            9,186                   9,090
        02/28/01            6,191                   8,554
        04/30/01            5,990                   8,635
        06/30/01            6,133                   8,481
        08/31/01            5,732                   7,872


This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on December 20, 1999 (commencement of operations) and held through August 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Monteagle Opportunity Growth Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the Index, reinvestment of dividends and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Opportunity Growth Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Value Fund

Dear Shareholder,                                                     Fall 2001

We are pleased to report a successful yet challenging year ended August 31, 2001 for the Monteagle Value Fund. In the past twelve months, the financial markets have endured an extremely volatile period. Markets have steadily declined throughout 2000 and 2001.

The Federal Reserve has cut interest rates seven times since December 31, 2000. An economic slowdown began in the fourth quarter of 2000 and the Federal Reserve is moving to cushion a severe recession from occurring. During the summer of 2001, energy prices fell as demand diminished from a sinking economy. Unemployment began to rise during 2001 approaching 5% for the first time in several months.

The market leadership for 2001 is concentrated in office equipment & supplies, engineering, toys, specialty printing, containers, auto parts & equipment, gold, paper containers, housewares, and household furnishings. Groups that have significantly underperformed include communication equipment, electronic defense, electronic instruments, oil & gas drillers, investment brokerages, natural gas, computer systems, oil well equipment, airlines, and retail stores--apparels.

In the coming months, we believe the Federal Reserve will do what is necessary to begin an economic recovery. Interest rate levels should remain low as money supply is growing at accelerating levels. The U.S. government's economic stimulus plan in response to the terrorist acts in New York and Washington D.C. should accelerate economic recovery in the near future. We believe the Monteagle Value Fund is positioned to benefit from the current economic condition, as interest rates should affect basic economically sensitive issues and the Fund is buying companies which trade at below average market valuations based on book values, price/earnings ratios and above average dividend yields.

In conclusion, the Monteagle Value Fund's investment objective remains the long term growth of capital.

Sincerely,


Russell L. Robinson
President
Robinson Investment Group


For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204

Member NASD, SIPC

                             3 Months    6 Months   12 Months       Average
                              Actual      Actual     Actual       Total Return
                              Return      Return     Return     Since Inception
                                                                (Dec. 20, 1999)
                            ----------------------------------------------------
Monteagle Value Fund           1.60%       7.41%      17.56%        20.36%
Russell 2000 Value Index       1.34%       7.01%      18.04%         7.11%





                    Monteagle Value Fund       Russell 2000 Value Index
        12/31/99         $10,483                         $10,250
        02/29/00          10,833                           9,240
        04/30/00          10,948                          10,200
        06/30/00          11,096                          10,610
        08/31/00          11,978                          11,660
        10/31/00          11,868                          11,930
        12/31/00          12,875                          12,957
        02/28/01          13,213                          12,762
        04/30/01          13,602                          13,029
        06/30/01          14,514                          13,451
        08/31/01          14,139                          13,707



This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Value Index on December 20, 1999 (commencement of operations) and held through August 31, 2001. The Russell 2000 Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Monteagle Value Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the Index, reinvestment of dividends and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Value Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Large Cap Fund

Dear Shareholder,                                                      Fall 2001

The recent attacks at the World Trade Center in New York and the Pentagon in Washington, D.C. have shocked and saddened us. Our thoughts and prayers go out to all the victims and their families.

The past year has been very challenging for investors and growth stock investors in particular. The first two years of the new millennium have been the most difficult since the bear market of 1973-74. The economy has experienced the slowest growth in a decade. The weakness, which had been concentrated in technology stocks, has spread to most sectors of the market.

The recent terrorist attacks are likely to tip an already fragile economy into a recession, were it not there already. The consumer, who had proven resilient until now, is likely to pull in his horns due to increased uncertainty.

As unsettling as recent events and market action may be, history tells us that they are often watershed events that ultimately mark the end of bear markets. They typically evoke dramatic responses from policy makers to aggressively address difficult issues.

Looking forward, we believe that brighter days are ahead. Aggressive easing by the Federal Reserve and the fiscal stimulus of tax cuts are designed to restore economic growth in the near future.

The investment philosophy of the Fund remains sound, albeit currently out of favor. The underperformance of growth stocks, the worst in decades, was a result of the Internet mania of 1999. Those excesses have been corrected, paving the way for improved performance going forward. We are confident that the portfolio is well positioned to take advantage of this return to favor.

Taxable investors should note that the Fund currently has a net unrealized capital loss. This is in effect a hidden asset of the Fund since capital gains will be offset by these losses for some time to come.

Sincerely,

HOWE AND RUSLING, INC.


Thomas G. Rusling
President



For a prospectus and more information, including charges and expenses, call toll free 1-800-459-9084. The prospectus should be read carefully before investing. Past performance does not guarantee future results.


Distributed by Unified Financial Securities, Inc., 431 N. Pennsylvania St. Indianapolis, IN 46204

Member NASD, SIPC

                        3 Months     6 Months    12 Months         Average
                         Actual       Actual       Actual         Total Return
                         Return       Return       Return      Since Inception
                                                              (January 18, 2000)
                        -----------------------------------------------------
Monteagle Large Cap Fund  -12.65%     -11.38%     -32.44%         -21.86%
S&P 500 Index              -9.44%      -7.97%     -24.38%         -12.17%


                    Monteagle Large Cap Fund    S&P 500 Index
        01/18/00          $10,000                 $10,000
        02/29/00            9,430                   9,318
        04/30/00            9,630                   9,921
        06/30/00            9,430                   9,957
        08/31/00            9,920                  10,410
        10/31/00            9,200                   9,819
        12/31/00            8,513                   9,090
        02/28/01            7,562                   8,554
        04/30/01            7,432                   8,635
        06/30/01            7,272                   8,481
        08/31/01            6,702                   7,872


This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on January 18, 2000 (commencement of operations) and held through August 31, 2001. The S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Monteagle Large Cap Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the Index, reinvestment of dividends and are not annualized. The Index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Monteagle Large Cap Fund, please call 1-800-459-9084 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

Monteagle Fixed Income Fund
Schedule of Investments - August 31, 2001

                                                                                         Principal
                                                                                            Amount                Value
CORPORATE BONDS - 44.1%
Airtouch Comm., Inc. 7.00%, 10/01/2003                                                     500,000            $ 524,518
Airtouch Comm., Inc. 7.50%, 07/15/2006                                                   1,250,000            1,355,233
Alliant Energy, Inc. 7.375%, 11/09/2009                                                    500,000              517,658
AMBAC Financial Group Inc. 9.375%, 08/01/2011                                            1,000,000            1,234,425
Archer Daniels Midland Co. 8.125%, 06/01/2012                                            1,300,000            1,492,934
Caterpillar, Inc.  9.375%, 08/18/2011                                                    1,000,000            1,253,464
Chase Manhattan Corp. 7.875%, 06/15/2010                                                 1,000,000            1,112,256
Commercial Credit Co. 10.00%, 12/01/2008                                                 1,000,000            1,226,905
Dayton Hudson Corp. 5.875%, 11/01/2008                                                   1,000,000            1,014,780
Household Finance Corp. 8.00%, 07/15/2010                                                1,500,000            1,672,221
Keyspan Corp. 7.625%,  11/15/2010                                                        1,000,000            1,099,024
Leggett & Platt, Inc. 7.65%,  02/15/2005                                                 1,000,000            1,078,153
Merrill Lynch & Co. Inc. 8.00%, 06/01/2007                                                 500,000              552,012
Pitney Bowes CR Corp. 8.625%, 02/15/2008                                                   700,000              798,687
Sherman Williams Co. 6.85%, 02/01/2007                                                   1,150,000            1,180,516

                                                                                                       ----------------
TOTAL CORPORATE BONDS  (Cost $15,281,237)                                                                    16,112,786
                                                                                                       ----------------

MUNICIPAL OBLIGATIONS - 24.6%
Atlanta & Fulton County GA Recreation Authority Downtown                                   300,000              313,593
    Arena project 6.625%, 12/01/2011
Buffalo, New York 8.50%, 08/15/05                                                          500,000              560,555
Delaware River Port Authority 7.50%, 01/01/2012                                          1,500,000            1,662,525
Denver, Colorado City 6.76%, 12/15/2007                                                  1,000,000            1,074,760
LaGrange, GA  Development Authority  6.10%, 02/01/2010                                     750,000              760,267
Manchester, New Hampshire 7.35%, 01/01/2004                                              1,000,000            1,057,050
Morristown, Tennessee  6.00%, 03/01/2007                                                   410,000              413,059
New Jersey Sports & Expos 7.375%, 03/01/2007                                               500,000              548,330
New York Street Environmental Facilities Corp. 6.66%, 03/15/2007                           950,000            1,003,266
New York Street Mortgage Agency  6.70%, 10/01/2004                                         500,000              528,545
Orleans Parish Louisiana School Board 6.60%, 02/01/2008                                  1,000,000            1,050,380

                                                                                                        ----------------
TOTAL MUNICIPAL OBLIGATIONS (Cost $8,572,888)                                                                 8,972,330
                                                                                                        ----------------

U.S. TREASURY AND AGENCY OBLIGATIONS - 30.0%
Federal Home Loan Bank 7.00%, 03/15/2010                                                   450,000              494,908
Federal Home Loan Bank 7.375%, 02/12/2010                                                  850,000              956,869
Federal National Mortgage Association  5.35%, 07/29/2005                                   500,000              505,508
Federal National Mortgage Association  6.25%, 07/19/2011                                 1,000,000            1,022,810
Federal National Mortgage Association  7.125%, 06/15/2010                                1,000,000            1,109,326
Federal National Mortgage Association 6.375%, 06/15/2009                                 1,500,000            1,588,950
US Treasury Notes 7.25%, 05/15/2004                                                        100,000              108,496
US Treasury Notes 7.25%, 08/15/2004                                                        400,000              435,938
US Treasury Notes 6.50%, 02/15/2010                                                      1,000,000            1,111,954
US Treasury Notes 5.625%, 05/15/2008                                                     1,275,000            1,342,138
US Treasury Notes 5.50%,  05/15/2009                                                       150,000              156,691


See accompanying notes which are an integral part of the fianncial statements.

Monteagle Fixed Income Fund
Schedule of Investments - August 31, 2001 - continued

                                                                                         Principal
U.S. TREASURY AND AGENCY OBLIGATIONS - continued                                            Amount                Value

US Treasury Notes 6.00%,  08/15/2009                                                     1,000,000            1,076,563
US Treasury Notes 4.75%,  02/15/2004                                                     1,000,000            1,021,954

                                                                                                          ----------------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS  (Cost $10,502,374)                                                 10,932,105
                                                                                                          ----------------

                                                                                         Principal
                                                                                            Amount                Value
Money Market Securities - 0.2%
Huntington Money Market Fund,  2.53% (a) (Cost $89,186)                                     89,186               89,186

TOTAL INVESTMENTS - 98.9% (Cost $34,445,685)                                                                 36,106,407
                                                                                                        ----------------
Other assets less liabilities - 1.1%                                                                            399,779
                                                                                                        ----------------
TOTAL NET ASSETS - 100.0%                                                                                  $ 36,506,186
                                                                                                        ================

(a) Floating rate security; the coupon rate shown represents the rate at August
31, 2001.

See accompanying notes which are an integral part of the financial statements.

Monteagle Opportunity Growth Fund
Schedule of Investments - August 31, 2001

Common Stocks - 36.4%                                                    Shares             Value

Commercial Banks - 1.9%
Golden State Bancorp, Inc.                                               20,100        $  603,402
                                                                                       --------------

Federal & Federally-Sponsored Credit Agencies - 1.1%
Fannie Mae (formerly Federal National Mortgage Association)               4,600           350,566
                                                                                       ---------------

Finance Services - 1.6%
AmeriCredit Corp. (a)                                                    11,100            512,376
                                                                                       -------------------

General Medical & Surgical Hospitals - 2.2%
HCA Inc.                                                                 11,800            539,732
Tenet Healthcare Corp.                                                    3,200            177,344
                                                                                        -------------------
                                                                                           717,076
                                                                                        -------------------
Investment Advice - 3.4%
Acacia Research Corp. (a)                                                94,100           1,097,206
                                                                                         -------------------


Life Insurance - 4.5%
Life Partners Holdings, Inc. (a)                                        162,400           1,459,976
                                                                                          -------------------
Managed Care - 1.9%
Pharmaceutical Product Development                                       20,600             621,296
                                                                                         -------------------
National Commercial Banks - 0.9%
BB&T Corp.                                                                7,800             286,884
                                                                                          -------------------
Oil, Gas Field Services - 2.0%
BJ Wholesale Club, Inc.  (a)                                             13,200             646,800
                                                                                          -------------------
Retail - Computer & Prerecorded Tape Stores - 1.1%
Barnes & Noble,  Inc. (a)                                                 8,900             360,183
                                                                                          -------------------
Savings Institution, Federally Chartered - 6.0%
Charter One Financial, Inc.                                              25,100              732,920
Dime Bancorp, Inc.                                                       31,600            1,219,760
                                                                                         -------------------
                                                                                           1,952,680
                                                                                         -------------------
Savings Institutions, Not Federally Chartered- 3.2%
Washington Mutual, Inc.                                                  27,600            1,033,344
                                                                                          -------------------

See accompanying notes which are an integral part of the financial statements.

Monteagle Opportunity Growth Fund
Schedule of Investments - August 31, 2001 - continued

Common Stocks - continued
                                                                         Shares            Value
Services-Home Health Care Services - 3.3%
Lincare Holdings, Inc. (a)                                               38,000          $ 1,079,580
                                                                                        -------------------
Services-Skilled Nursing Care Facilities - 1.0%
Manor Care, Inc. (a)                                                     12,000              337,560
                                                                                        -------------------
State Commercial Banks - 2.3%
SouthTrust Corp.                                                         30,400               740,544
                                                                                        -------------------
TOTAL COMMON STOCKS (Cost $11,597,575)                                                      11,799,473
                                                                                        -------------------


                                                                        Principal
Money Market Securities -  62.1%                                          Amount
Huntington Money Market Fund  2.53% (Cost $20,103,552) (b)                20,103,552        20,103,552
                                                                                         -------------------

TOTAL INVESTMENTS - 98.5% (Cost $31,701,127)                                                31,903,025
                                                                                         -------------------
Other assets less liabilities - 1.5%                                                           477,067
                                                                                         -------------------

Total Net Assets - 100.0%                                                                 $ 32,380,092
                                                                                          ===================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2001.

See accompanying notes which are an integral part of the financial statements.

Monteagle Value Fund
Schedule of Investments - August 31, 2001

Common Stocks - 92.2%                                           Shares                        Value

Aircraft & Parts - 2.4%
Textron, Inc.                                                       12,300                     $ 644,397
                                                                                         ----------------
Computer & Office Equipment - 2.5%
Unisys Corp.                                                        55,800                       659,556
                                                                                         ----------------
Computer Communication Equipment - 2.8%
Adaptec, Inc. (a)                                                   70,000                       731,500
                                                                                         ----------------
Converted Paper & Paperboard Products - 0.7%
Nashua Corp.                                                        27,300                       181,545
                                                                                         ----------------
Drilling Oil & Gas Wells - 1.5%
Rowan Companies,  Inc.                                              25,000                       388,750
                                                                                         ----------------
Electric Lighting & Wiring Equipment - 5.0%
Cooper Industries, Inc.                                             14,100                       791,715
Hubbell Inc. - Class B                                              18,000                       524,340
                                                                                         ----------------
                                                                                               1,316,055
                                                                                         ----------------
Electric Services - 3.1%
TXU Corp.                                                           17,000                       807,160
                                                                                         ----------------
Electronic & Other Electrical Equipment
     (No Other Equip) - 2.8%
Eaton Corp.                                                         10,100                       726,493
                                                                                         ----------------
Electronic Components & Accessories - 2.4%
Vishay Intertechnology Corp. (a)                                    27,300                       636,909
                                                                                         ----------------
Electronic Computers - 1.7%
Dell Computer Corp. (a)                                             21,000                       448,980
                                                                                         ----------------
Gold & Silver Ores - 1.5%
Barrick Gold Corp.                                                  25,000                       400,500
                                                                                         ----------------
Grain Mill Products - 2.4%
Kellogg Co.                                                         20,000                       639,800
                                                                                         ----------------
Hospital & Medical Service Plans - 2.7%
Humana, Inc. (a)                                                    60,000                       720,000
                                                                                         ----------------
Lumber & Wood Products - 2.9%
Georgia Pacific Corp.                                               21,200                       774,648
                                                                                         ----------------

Meat Packing Plants - 2.9%
ConAgra Foods, Inc.                                                 33,000                       757,350
                                                                                         ----------------

See accompanying notes which are an integral part of the financial statements.

Monteagle Value Fund
Schedule of Investments - August 31, 2001 - continued

Common Stocks - continued                                       Shares                        Value

Motor Vehicles & Passenger Car Bodies - 2.5%
General Motors Corp.                                                12,200                     $ 667,950
                                                                                         ----------------

National Commercial Banks - 4.0%
First Union Corp.                                                   20,000                       688,400
Union Planters Corp.                                                 8,000                       356,000
                                                                                         ----------------
                                                                                               1,044,400
                                                                                         ----------------
Paints, Varnishes, Lacquers, Enamels & Allied - 2.5%
PPG Industries, Inc.                                                12,325                       667,029
                                                                                         ----------------
Paper Mills - 2.5%
Westvaco Corp.                                                      22,000                       669,900
                                                                                         ----------------
Paperboard Mills - 3.0%
Sonoco Products Co.                                                 30,000                       778,800
                                                                                         ----------------
Petroleum Refining - 2.3%
Conoco, Inc. - Class A                                              20,000                       593,000
                                                                                         ----------------
Photographic Equipment & Supplies - 2.7%
Eastman Kodak Co.                                                   16,000                       714,720
                                                                                         ----------------
Plastic Mail, Synth Resin/Rubber & Cellulose - 2.6%
Dupont E I De Nemours & Co.                                         16,500                       676,005
                                                                                         ----------------
Plastics Products - 1.8%
Tupperware Corp.                                                    20,000                       472,600
                                                                                        ----------------
Railroad Equipment - 3.3%
Trinity Industries, Inc.                                            34,500                       859,740
                                                                                         ----------------

Real Estate Investment Trusts - 5.5%
Federal Realty Investment Trust SBI                                 30,000                       682,500
New Plan Excel Realty Trust                                         43,500                       767,775
                                                                                         ----------------
                                                                                               1,450,275
                                                                                         ----------------
Retail-Department Stores - 1.3%
Saks, Inc. (a)                                                      32,500                       339,625
                                                                                         ----------------
Retail-Eating Places - 2.7%
McDonald's Corp.                                                    24,000                       720,720
                                                                                         ----------------

See accompanying notes which are an integral part of the financial statements.

Monteagle Value Fund
Schedule of Investments - August 31, 2001 - continued

Common Stocks - continued                                       Shares                        Value

Services - Auto Rental & Leasing (No Drivers) - 2.9%
Ryder System, Inc.                                                  33,500                     $ 756,765
                                                                                         ----------------
Ship & Boat Building & Repairing - 2.1%
McDermott International Inc. (a)                                    52,800                       562,320
                                                                                         ----------------
State Commercial Banks - 2.2%
AmSouth Bankcorp.                                                   30,000                       570,600
                                                                                         ----------------
Telephone & Telegraph Appartus - 4.0%
ADC Telecommunications, Inc. (a)                                   125,000                       546,250
Tellabs, Inc. (a)                                                   37,500                       499,500
                                                                                         ----------------
                                                                                               1,045,750
                                                                                         ----------------
Telephone Communications - 2.1%
Worldcom, Inc.  (a)                                                 42,000                       540,120
Worldcom, MCI Group                                                  1,080                        13,921
                                                                                         ----------------
                                                                                                 554,041
                                                                                         ----------------
Telephone Services - 1.6%
SBC Communications, Inc.                                            10,000                       409,100
                                                                                         ----------------
Wholesale-Groceries & Related Products - 3.3%
Supervalu, Inc.                                                     41,500                       870,670
                                                                                         ----------------

TOTAL COMMON STOCKS (Cost $22,705,658)                                                        24,257,653
                                                                                         ----------------

                                                                  Principal
Money Market Securities - 10.8%                                     Amount
Huntington Money Market Fund, 2.53% (Cost $2,842,271) (b)         2,842,271                    2,842,271
                                                                                         ----------------
TOTAL INVESTMENTS  - 103.0% (Cost $25,547,929)                                                27,099,924
                                                                                         ----------------
Liabilities in excess of other assets  -  (3.0)%                                                (774,724)
                                                                                         ----------------
Total Net Assets - 100.0%                                                                   $ 26,325,200
                                                                                         ================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2001.

See accompanying notes which are an integral part of the financial statements.

Monteagle Large Cap Fund
Schedule of Investments - August 31, 2001

Common Stocks - 98.9%                                               Shares                   Value

Computer & Office Equipment - 2.3%
Hewlett-Packard Co.                                                   9,840                  $ 228,386
                                                                                      -----------------------

Computer Communications Equipment - 6.5%
Cisco Systems, Inc. (a)                                               24,850                   405,801
Polycom, Inc. (a)                                                     12,000                   243,360
                                                                                       -----------------------
                                                                                               649,161
                                                                                       -----------------------
Construction, Mining & Materials Handling Machinery
      & Equipment - 4.7%
Dover Corp.                                                           13,000                   466,960
                                                                                        -----------------------
Electronic & Other Electrical Equipment
     (No Computer Equipment) - 4.2%
General Electric Co.                                                   10,200                  417,996
                                                                                        -----------------------
Electronic Connectors - 7.0%
Tyco International Ltd.                                                13,450                  698,727
                                                                                        -----------------------

Fire, Marine & Casualty Insurance -  4.4%
American International Group, Inc.                                      5,560                  434,792
                                                                                        -----------------------
Malt Beverages - 4.4%
Anheuser-Busch Companies, Inc.                                         10,150                  436,856
                                                                                        -----------------------

Motor Vehicle Parts & Accessories - 4.2%
Gentex Corp. (a)                                                       13,840                   413,816
                                                                                        -----------------------

National Commercial Banks - 6.7%
Citigroup, Inc.                                                        14,666                    671,703
                                                                                        -----------------------

Personal Credit Institutions - 2.0%
Capital One Financial Corp.                                             3,500                    194,635
                                                                                        -----------------------
Petroleum Refining - 4.5%
Shell Transport & Trading Co. plc (c)                                   9,150                    452,468
                                                                                        -----------------------
Pharmaceutical Preparations - 12.8%
Elan Corp. Plc (a) (c)                                                   7,990                   415,080
Johnson & Johnson                                                        7,930                   417,990
Pfizer, Inc.                                                            11,570                   443,247
                                                                                         -----------------------
                                                                                               1,276,317
                                                                                         -----------------------
Retail - Jewelry Stores -  3.5%
Tiffany & Co.                                                           11,110                   346,077
                                                                                         -----------------------
Retail - Lumber & Other Building Materials Dealers -  4.1%
Home Depot, Inc.                                                         9,000                   413,550
                                                                                          -----------------------

See accompanying notes which are an integral part of the financial statements.

Monteagle Large Cap Fund
Schedule of Investments - August 31, 2001  - continued

Common Stocks - 98.9% - continued                                    Shares             Value
Semiconductors & Related Devices - 8.4%
Atmel Corp. (a)                                                      37,540                $ 360,009
International Rectifier Corp. (a)                                    12,890                  476,672
                                                                                        -----------------------
                                                                                             836,681
                                                                                        -----------------------
Services - Computer Integrated Systems Design - 2.2%
Convergys Corp. (a)                                                  8,000                   224,560
                                                                                         -----------------------
Services - Computer Programming, Data Processing, Etc. - 3.2%
AOL Time Warner, Inc. (a)                                            8,680                   324,198
                                                                                         -----------------------
Services - Consumer Credit Reporting, Collection Agencies - 3.1%
ChoicePoint, Inc. (a)                                                7,635                   305,018
                                                                                          -----------------------
Services - Engineering, Accounting, Research, Management - 1.6%
Paychex, Inc.                                                        4,230                   156,806
                                                                                          -----------------------
Surety Insurance - 2.7%
MGIC Investment Corp.                                                3,910                   273,309
                                                                                          -----------------------
Telephone & Telegraph Apparatus - 2.3%
ADC Telecommunications, Inc. (a)                                    16,890                    73,809
Tellabs, Inc. (a)                                                   12,000                   159,840
                                                                                          -----------------------
                                                                                             233,649
                                                                                          -----------------------
Telephone Communications (No Radio Telephone) - 4.1%
Verizon Communications, Inc.                                         8,130                   406,500
                                                                                          -----------------------

TOTAL COMMON STOCKS (Cost $12,796,984)                                                     9,862,165
                                                                                         -----------------------
                                                                     Principal
                                                                      Amount                 Value
Money Market Securities- 1.1%
Huntington Money Market Fund, 2.53% (Cost $110,914) (b)              110,914               $ 110,914
                                                                                         -----------------------

TOTAL INVESTMENTS - 100.0% (Cost $12,907,898)                                              9,973,079
                                                                                         -----------------------
Liabilities in excess of other assets - 0.0%                                                  (4,890)
                                                                                         -----------------------
TOTAL NET ASSETS - 100.0%                                                                $ 9,968,189
                                                                                         ======================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2001.
(c) American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF ASSETS AND LIABILITIES - August 31, 2001

                                                MONTEAGLE           MONTEAGLE          MONTEAGLE           MONTEAGLE
                                                FIXED INCOME        OPPORTUNITY          VALUE             LARGE CAP
                                                   FUND             GROWTH FUND           FUND                FUND
Assets:
Investments in securities at value               $ 36,106,407       $ 31,903,025        $ 27,099,924         $ 9,973,079
  (cost $34,445,685, $31,701,127,
  $ 25,547, 929 and $12,907,898,
  respectively)
Receivable for securities sold                              0            457,279                   0                   0
Dividends receivable                                        0             10,294              55,076               7,266
Interest receivable                                   436,353             48,088               5,422               1,118
                                             -----------------   ----------------   -----------------   -----------------
     Total assets                                  36,542,760         32,418,686          27,160,422           9,981,463
                                             -----------------   ----------------   -----------------   -----------------

Liabilities:
Payable for securities purchased                            0                  0             804,040                   0
Accrued investment advisory fee                        36,574             38,594              31,182              13,274
                                             -----------------   ----------------   -----------------   -----------------
     Total liabilities                                 36,574             38,594             835,222              13,274
                                             -----------------   ----------------   -----------------   -----------------

Net Assets:
Applicable to 3,373,010, 8,096,530
1,972,837  and  1,488,793 shares
  outstanding, respectively                      $ 36,506,186       $ 32,380,092        $ 26,325,200         $ 9,968,189
                                             =================   ================   =================   =================

Net Assets Consist of:
Capital paid-in                                    35,134,494         49,136,294          22,572,795          14,209,549
Accumulated undistributed net investment
  income (loss)                                        (1,434)           241,487             152,545                 (89)
Accumulated net realized gain
  (loss) on investments                              (287,596)       (17,199,587)          2,047,865          (1,306,452)
Net unrealized appreciation
  (depreciation) on investments                     1,660,722            201,898           1,551,995          (2,934,819)
                                             -----------------   ----------------   -----------------   -----------------
                                                 $ 36,506,186       $ 32,380,092        $ 26,325,200         $ 9,968,189
                                             =================   ================   =================   =================

Net asset value, offering and
  redemption price per share                          $ 10.82             $ 4.00             $ 13.34              $ 6.70
                                             =================   ================   =================   =================

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF OPERATIONS
For the year ended August 31, 2001

                                                MONTEAGLE           MONTEAGLE           MONTEAGLE          MONTEAGLE
                                              FIXED INCOME         OPPORTUNITY          VALUE              LARGE CAP
                                                FUND               GROWTH FUND           FUND                FUND
Investment Income:
Dividends                                          $     0           $ 160,828            $ 487,335            $ 74,646
Interest                                         2,093,641             640,782               83,670              23,949
Miscellaneous                                            0              17,261                  567                   0
                                           ----------------    ----------------    -----------------    ----------------
     Total investment income                     2,093,641             818,871              571,572              98,595
                                           ----------------    ----------------    -----------------    ----------------

Expenses:
Investment advisory fees                           371,859             576,403              308,368             150,260
Trustee fees                                           981                 981                  981                 981
                                           ----------------    ----------------    -----------------    ----------------
     Total expenses                                372,840             577,384              309,349             151,241
                                           ----------------    ----------------    -----------------    ----------------

Net Investment Income (Loss)                     1,720,801             241,487              262,223             (52,646)
                                           ----------------    ----------------    -----------------    ----------------

Realized and Unrealized
  Gain (Loss) on Investments:
Net realized gain (loss) on
  investments                                       19,555         (16,283,954)           2,047,864            (836,420)
Net change in unrealized
  appreciation (depreciation) on
  investments                                    2,295,672         (14,924,712)           1,283,937          (3,823,355)
                                           ----------------    ----------------    -----------------    ----------------
Net realized and unrealized
  gain (loss) on investments                     2,315,227         (31,208,666)           3,331,801          (4,659,775)
                                           ----------------    ----------------    -----------------    ----------------

Increase (Decrease) in Net
  Assets from Operations                       $ 4,036,028       $ (30,967,179)         $ 3,594,024        $ (4,712,421)
                                           ================    ================    =================    ================

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF CHANGES IN NET ASSETS

                                                    MONTEAGLE                            MONTEAGLE
                                                    FIXED INCOME                         OPPORTUNITY GROWTH
                                                    FUND                                 FUND
                                                  ------------------------------       --------------------------------

                                                   Year         For the Period           Year        For the Period
                                                   Ended           Ended                Ended             Ended
                                                 08/31/01         8/31/00    (a)       08/31/01          8/31/00    (a)
                                                 ------------------------------       --------------------------------

Operations:
Net investment income gain (loss)                  $ 1,720,801       $ 817,857             $ 241,487       $ (299,690)
Net realized gain (loss) on investments                 19,555        (307,152)          (16,283,954)      17,272,963
Net change in unrealized appreciation
  (depreciation) on investments                      2,295,672         793,704           (14,924,712)      (7,919,048)
                                                 --------------  --------------       ---------------  ---------------
Increase (decrease) in net assets
   from operations                                   4,036,028       1,304,409           (30,967,179)       9,054,225
                                                 --------------  --------------       ---------------  ---------------

Dividends and Distributions
   to Shareholders:
From net investment income                          (1,722,234)     (1,131,991)                    0                0
From net realized gains                                      0               0           (17,888,906)               0
                                                 --------------  --------------       ---------------  ---------------
Total distributions                                 (1,722,234)     (1,131,991)          (17,888,906)               0
                                                 --------------  --------------       ---------------  ---------------

Capital Share Transactions:
Proceeds from shares sold                            6,669,486      31,244,919            21,486,463       87,385,790
Reinvestment of dividends                                    0          48,153                 7,320                0
Share redeemed                                      (1,823,035)     (2,119,549)          (15,359,301)     (21,338,320)
                                                 --------------  --------------       ---------------  ---------------
Net increase (decrease) in net assets from
   capital transactions                              4,846,451      29,173,523             6,134,482       66,047,470
                                                  ------------  --------------       ---------------  ---------------

Total increase (decrease) in net assets              7,160,245      29,345,941           (42,721,603)      75,101,695

Net Assets:
Beginning of period                                 29,345,941               0            75,101,695                0
                                                 --------------  --------------       ---------------  ---------------
End of period                                     $ 36,506,186    $ 29,345,941          $ 32,380,092     $ 75,101,695
                                                 ==============  ==============       ===============  ===============

Accumulated undistributed net
  investment income included
  in net assets at end of period                      $ (1,434)        $     0             $ 241,487          $     0
                                                 --------------  --------------       ---------------  ---------------

Capital Share Transactions:
Shares sold                                            631,079       3,125,249             3,963,070        8,618,264
Shares issued on reinvestment
  of dividends                                               0           4,860                 1,142                0
Share redeemed                                        (173,773)       (214,406)           (2,569,634)      (1,916,312)
                                                 --------------  --------------       ---------------  ---------------

Net increase (decrease) from
   capital transactions                                457,306       2,915,703             1,394,578        6,701,952
                                                 ==============  ==============       ===============  ===============


(a) December 20, 1999 (commencement of operations) to August 31, 2000.

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
STATEMENT OF CHANGES IN NET ASSETS - continued

                                                    MONTEAGLE                            MONTEAGLE
                                                     VALUE                              LARGE CAP
                                                     FUND                                  FUND
                                                 ------------------------------       --------------------------------

                                                   Year         For the Period           Year        For the Period
                                                   Ended           Ended                Ended            Ended
                                                 08/31/01         8/31/00    (a)       08/31/01         8/31/00     (b)
                                                ------------------------------       --------------------------------

Operations:
Net investment income (loss)                         $ 262,223        $ 98,396             $ (52,646)         $ 3,613
Net realized gain (loss) on investments              2,047,864         381,962              (836,420)        (470,032)
Net change in unrealized appreciation
  (depreciation) on investments                      1,283,937       2,411,473            (3,823,355)         888,536
                                                 --------------  --------------       ---------------  ---------------
Increase (decrease) in net assets
  from operations                                    3,594,024       2,891,831            (4,712,421)         422,117
                                                 --------------  --------------       ---------------  ---------------
Dividends and Distributions
   to Shareholders:
From net investment income                            (208,074)              0                (3,702)               0
From net realized gains                               (381,962)              0                     0                0
                                                 --------------  --------------       ---------------  ---------------
Total distributions                                   (590,036)              0                (3,702)               0
                                                 --------------  --------------       ---------------  ---------------

Capital Share Transactions:
Proceeds from shares sold                            5,101,171      18,835,833             3,612,261       12,609,433
Reinvestment of dividends                                    0               0                     0                0
Share redeemed                                      (1,514,166)     (1,993,457)           (1,747,740)        (211,759)
                                                 --------------  --------------       ---------------  ---------------
Net increase (decrease) in net assets from
   capital transactions                              3,587,005      16,842,376             1,864,521       12,397,674
                                                  --------------  --------------       ---------------  ---------------

Total increase (decrease) in net assets              6,590,993      19,734,207            (2,851,602)      12,819,791
                                                 --------------  --------------       ---------------  ---------------

Net Assets:
Beginning of period                                 19,734,207               0            12,819,791                0
                                                 --------------  --------------       ---------------  ---------------
End of period                                     $ 26,325,200    $ 19,734,207           $ 9,968,189     $ 12,819,791
                                                 ==============  ==============       ===============  ===============

Accumulated undistributed net
  investment income included
  in net assets at end of period                     $ 152,545        $ 98,396                 $ (89)         $ 3,613
                                                 --------------  --------------       ---------------  ---------------

Capital Shares Transactions:
Shares sold                                            396,836       1,883,761               445,600        1,315,309
Shares issued on reinvestment
   of dividends                                              0               0                     0                0
Shares redeemed                                       (117,194)       (190,565)             (249,741)         (22,374)
                                                 --------------  --------------       ---------------  ---------------

Net increase (decrease) from
   capital transactions                                279,642       1,693,196               195,859        1,292,935
                                                  =============  ==============       ===============  ===============

(a) December 20, 1999 (commencement of operations) through August 31, 2000.
(b) January 18, 2000 (commencement of operations) through August 31, 2000.

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                        MONTEAGLE                          MONTEAGLE
                                                      FIXED INCOME                     OPPORTUNITY GROWTH
                                                          FUND                                FUND
                                                -------------------------------- -----------------------

                                                  Year         For the Period         Year          For the Period
                                                 Ended             Ended             Ended            Ended
                                               08/31/01         8/31/00 (a)         8/31/01        8/31/00 (a)
                                               ---------------------------------   -------------------------------
Net Asset Value, beginning of period           $ 10.06            $ 10.00          $ 11.21          $ 10.00
                                              --------------   ----------------   --------------   --------------
Income from Investment Operations:
Net investment income (loss)                      0.55               0.28             0.03            (0.04)
Net realized and unrealized gain
  (loss) on investments                           0.76               0.16            (4.46)            1.25
                                              --------------   ----------------   --------------   --------------
Total from investment operations                  1.31               0.44            (4.43)            1.21
                                              --------------   ----------------   --------------   --------------

Less Distributions:
From net investment income                       (0.55)             (0.38)               0                0
From realized capital gains                          0                  0            (2.78)               0
                                              --------------   ----------------   --------------   --------------
Total distributions                              (0.55)             (0.38)           (2.78)               0
                                              --------------   ----------------   --------------   --------------

Net Asset Value, end of period                 $ 10.82            $ 10.06           $ 4.00          $ 11.21
                                              ==============   ================   ==============   ==============

Total Return                                     13.37%              4.54% (c)       (48.87)%         12.10% (c)

Ratios/Supplemental Data:
Net assets, end of period (000)               $ 36,506           $ 29,346         $ 32,380         $ 75,102
Ratio of expenses to average net assets           1.14%              1.15% (d)        1.32%            1.27% (d)
Ratio of net investment income
  to average net assets                           5.28%              3.97% (d)        0.55%           (0.53) (d)
Portfolio turnover                               75.84%             58.87% (d)      545.28%          605.41% (d)


(a) December 20, 1999 (commencement of operations) through August 31, 2000.
(b) January 18, 2000 (commencement of operations) through August 31, 2000.
(c) For period of less than a full year, total return is not annualized.
(d) Annualized.

See accompanying notes which are an integral part of the financial statements.

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS - continued

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                         MONTEAGLE                  MONTEAGLE
                                                          VALUE                     LARGE CAP
                                                          FUND                       FUND
                                              ---------------------------------   -------------------------------
                                                  Year         For the Period         Year          For the Period
                                                  Ended             Ended             Ended            Ended
                                                  08/31/01         8/31/00 (a)        08/31/01        8/31/00 (b)
                                              ---------------------------------   -------------------------------
Net Asset Value, beginning of period            $ 11.66            $ 10.00           $ 9.92          $ 10.00
                                              --------------   ----------------   --------------   --------------

Income from Investment Operations:
Net investment income (loss)                       0.14               0.06            (0.03)            0.01
Net realized and unrealized gain
  (loss) on investments                            1.88               1.60            (3.19)           (0.09)
                                             --------------   ----------------   --------------   --------------
Total from investment operations                   2.02               1.66            (3.22)           (0.08)
                                             --------------   ----------------   --------------   --------------

Less Distributions:
From net investment income                        (0.12)                 0                0                0
From realized capital gains                       (0.22)                 0                0                0
                                             --------------   ----------------   --------------   --------------
Total distributions                               (0.34)                 0                0                0
                                            --------------   ----------------   --------------   --------------

Net Asset Value, end of period                  $ 13.34            $ 11.66           $ 6.70           $ 9.92
                                            ==============   ================   ==============   ==============

Total Return                                      17.56%             16.60% (c)      (32.44)%         (0.80)(c)

Ratios/Supplemental Data:
Net assets, end of period (000)                $ 26,325           $ 19,734          $ 9,968         $ 12,820
Ratio of expenses to average net assets            1.35%              1.36% (d)        1.26%            1.27% (d)
Ratio of net investment income
  to average net assets                            1.15%              0.77% (d)       (0.44)%           0.10% (d)
Portfolio turnover                               152.86%            375.67% (d)       70.04%           68.00% (d)


(a) December 20, 1999 (commencement of operations) through August 31, 2000.
(b) January 18, 2000 (commencement of operations) through August 31, 2000.
(c) For period of less than a full year, total return is not annualized.
(d) Annualized.

                                 Monteagle Funds
                          Notes to Financial Statements
                                 August 31, 2001

NOTE 1.  ORGANIZATION

The Monteagle Fixed Income Fund, Monteagle Opportunity Growth Fund, Monteagle Value Fund, and Monteagle Large Cap Fund (each a "Fund" or collectively, the "Funds") were organized as series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Monteagle Fixed Income Fund, Monteagle Opportunity Growth Fund, and Monteagle Value Fund, commenced operations on December 20, 1999, and the Monteagle Large Cap Fund commenced operations on January 18, 2000. The investment objective of the Monteagle Fixed Income Fund is total return and the investment objective of the other Funds is to provide long term growth of capital. The Monteagle Opportunity Growth Fund is a non-diversified series of the Trust. The Monteagle Fixed Income Fund, the Monteagle Large Cap Fund, and the Monteagle Value Fund are diversified series of the Trust. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently offered by the Trust.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations- Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the applicable adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the applicable adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the applicable adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the applicable adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the applicable adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser, in conformity with guidelines adopted by and subject to the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

                                 Monteagle Funds
                          Notes to Financial Statements
                           August 31, 2001 - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital for the Monteagle Large Cap Fund.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Funds. In this capacity, Nashville Capital Corporation advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in each Fund's investment portfolio to the Fund's respective adviser set forth below. Nashville Capital Corporation was formed in 1986 and, as of October 1, 2000, managed assets of approximately $104 million for financial institutions. Each Fund is authorized to pay the investment manager a fee based on average daily net assets at the following rates:

Assets                  Opportunity Growth       Value        Fixed Income        Large Cap
------                  ------------------       -----        ------------        ---------
Up to and
 including $25 million         1.35%             1.35%            1.15%             1.25%
From $25 up to and
 including $50 million         1.30%             1.25%            1.10%             1.13%
From $50 up to and
 including $100 million        1.18%             1.10%            0.97%             1.00%
Over $100 million              1.10%             1.00%            0.90%             0.95%


Under the terms of each Fund's management agreement (the "Agreement"), the investment manager manages each Fund's investments subject to approval of the Board and pays all of the expenses of each Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the investment manager. For the fiscal year ended August 31, 2001, the investment manager received fees of $371,859, $576,403, $308,368 and $150,260 from the Fixed
Income, Opportunity Growth, Value and Large Cap Funds, respectively.


Large Cap Fund and Fixed Income Fund. The investment manager has retained Howe and Rusling, Inc. to serve as the adviser to the Large Cap Fund and the Fixed Income Fund. The firm was established in 1930. The Howe and Rusling Investment Committee are primarily responsible for the day-to-day management of the Funds. Nashville Capital Corporation has agreed to pay Howe and Rusling an annual advisory fee for the Large Cap Fund of 0.40% of net assets up to $25 million, 0.30% of net assets from $25 million up to $50 million, and 0.25% of net assets of $50 million and greater. Nashville Capital Corporation has agreed to pay Howe and Rusling an annual advisory fee for the Fixed Income Fund of 0.30% of net assets up to $25 million, 0.25% of net assets from $25 million up to $50 million, and 0.20% of net assets of $50 million and greater.

Opportunity Growth Fund. The investment manager has retained T.H. Fitzgerald, Jr. (d/b/a T.H. Fitzgerald & Co.) to serve as the adviser to the Opportunity Growth Fund. The firm has been owner-managed since it's founding in 1959. Mr. Fitzgerald is primarily responsible for the day-to-day management of the Fund. Nashville Capital Corporation has agreed to pay T.H. Fitzgerald & Co. an annual advisory fee equal to 0.70% of net assets up to $25 million, 0.60% of net assets from $25 million up to $50 million, and 0.45% of net assets from $50 million up to $100 million, and 0.40% of net assets of $100 million and greater.

                                 Monteagle Funds
                          Notes to Financial Statements
                           August 31, 2001 - continued

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Value Fund. The investment manager has retained Robinson Investment Group, Inc. to serve as the adviser to the Value Fund. Russell L. Robinson founded the firm in 1996. Mr. Russell is primarily responsible for the day-to-day management of the Value Fund. Nashville Capital has agreed to pay Russell Investment Group an annual advisory fee of 0.60% of net assets up to $25 million, 0.45% of net assets from $25 million up to $50 million, 0.35% of net assets from $50 million up to $100 million, and 0.30% of net assets of $100 million and greater.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Series, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Fund. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

The Funds retain Unified to manage the Funds' business affairs and to provide the Funds' with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Investment Manager paid all administrative, transfer agency, and fund accounting fees on behalf of the Funds per the management agreements.

Prior to December 31, 2000, the Funds retained AmeriPrime Financial Securities, Inc., to act as the principal distributor of each Fund's shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Effective December 31, 2000, the Funds retained Unified Financial Securities, Inc. to act as the principal distributor of each Fund's shares. There were no payments made to either distributor during for the fiscal year ended August 31, 2001. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc.

NOTE 4.  INVESTMENTS

Fixed Income Fund. For the fiscal year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $29,069,325, and $23,780,077, respectively. The gross unrealized appreciation for all securities totaled $1,661,998 and the gross unrealized depreciation for all securities totaled $1,276 for a net unrealized appreciation of $1,660,722. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $34,445,685.

Opportunity Growth Fund. For the fiscal year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $156,401,360 and $181,821,241, respectively. The gross unrealized appreciation for all securities totaled $1,018,264 and the gross unrealized depreciation for all securities totaled $816,366 for a net unrealized appreciation of $201,898. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $31,796,761. The difference between book cost and tax cost consists of wash sales in the amount of $95,634.

Value Fund. For the fiscal ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $34,206,750 and $32,167,325 respectively. The gross unrealized appreciation for all securities totaled $2,586,928 and the gross unrealized depreciation for all securities totaled $1,034,933 for a net unrealized appreciation of $1,551,995. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $25,577,653. The difference between book cost and tax cost consists of wash sales in the amount of $29,724.

                                 Monteagle Funds
                          Notes to Financial Statements
                           August 31, 2001 - continued



Large Cap Fund. For the fiscal year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $10,909,707 and $8,191,937, respectively. The gross unrealized appreciation for all securities totaled $185,348 and the gross unrealized depreciation for all securities totaled $3,120,167 for a net unrealized depreciation of $2,934,819. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $12,917,516. The difference between book cost and tax cost consists of wash sales in the amount of $9,618.

NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 6. RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2001, Farmers and Merchants Corporation, for the benefit of its customers, beneficially owned 100% of each Fund.

NOTE 7.   CAPITAL LOSS CARRYFORWARDS

Fixed Income Fund. At August 31, 2001, the Fund had available for federal tax purposes an unused capital loss carryforward of $287,596 which expires in 2008.

Opportunity Growth Fund. At August 31, 2001, the Fund had available for federal tax purposes an unused capital loss carryforward of $16,640,805 which expires in 2009.

Large Cap Fund. At August 31, 2001, the Fund had available for federal tax purposes an unused capital loss carry forward of $1,296,835, of which $470,032 expires in 2008 and $826,803 expires in 2009.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Monteagle Fixed Income Fund
Monteagle Opportunity Growth Fund
Monteagle Value Fund
Monteagle Large Cap Fund
(series of AmeriPrime Advisors Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Monteagle Funds (comprising, respectively, the Monteagle Fixed Income Fund, Monteagle Opportunity Growth Fund, Monteagle Value Fund and Monteagle Large Cap Fund), as of August 31, 2001, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Monteagle Fixed Income Fund, Monteagle Opportunity Growth Fund, Monteagle Value Fund and Monteagle Large Cap Fund as of August 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
September  18, 2001

StoneRidge Funds
                                  Annual Report


Dear Fellow Shareholders,

It was an extremely volatile year for the financial markets, as investors dealt with a weakening economy and tried to determine when the recovery would begin. The weakness was especially pronounced for Corporate America, which was hit by the bursting of the internet bubble and the associated decline in technology capital investment, with the ripple effects spreading from one industry to another. The declining earnings pushed down stock prices, while bond prices benefited from lower inflation and a reduced supply of Treasury Bonds.

Emerging evidence of a slowly recovering economy was present prior to the aggression of September 11. The terrorist attacks have made it increasingly likely that the economic weakness experienced prior to that date will now develop into a recession. The government has implemented an all out effort to combat this malaise. The Federal Reserve has lowered interest rates twice since the attacks and nine times over the course of 2001. Fiscal stimulus in the form of tax rate reductions has already been implemented and additional tax cuts are being considered. Also, the government has pledged support for the economy in the form of increased spending.

Equity investors should continue to seek investments in those companies exhibiting positive fundamentals and attractive valuations. Our search for such investments begins with a screening process, which helps us to focus our attention on those securities which possess these attributes. We believe that the fundamental analysis performed by our team of sector specialists confirms that we are investing in the best available stocks.

Fixed income investors must weigh the current economic weakness against the timing of the eventual recovery. Our current investment approach emphasizes investments in higher-yielding investment grade securities, which have a significant yield advantage over Treasury securities and should perform well as investors begin to discount the eventual recovery in the economy.

We are grateful for the trust you have placed in the StoneRidge Funds. We pledge to do everything we can to continue to earn that trust.

Sincerely,

Joseph E. Stocke
Managing Director and Chief Investment Officer
StoneRidge Investment Partners

For a prospectus and more information, including charges and expenses, call toll free 1-800-441-6978. The prospectus should be read carefully before investing. Past performance does not guarantee future results.

Distributed by Unified Financial Securities, Inc., SIPC, 431 N. Pennsylvania St. Indianapolis, IN 46204.
Member NASD and SIPC

Fund Performance Discussions:

The fiscal year ended August 31, 2001 will be remembered for the challenges it presented to equity investors. During this exceedingly difficult environment, the StoneRidge Funds slightly underperformed their respective benchmarks. The StoneRidge Equity Fund declined 25.80%, compared with the 24.38% decline for the Standard & Poor's 500 Index. The StoneRidge Small Cap Growth Fund fell 37.84%, versus the 34.94% drop for the Russell 2000 Growth Index. Finally, the StoneRidge Bond Fund advanced 11.16% during the fiscal year, contrasted with the 12.29% rise in the Lehman Intermediate Government Credit Index.

StoneRidge Equity Fund

The StoneRidge Equity Fund lagged slightly behind its benchmark, the Standard & Poor's 500 Index, over the just completed fiscal year. The markets suffered badly during this period, led lower by significant declines in the Technology and Telecommunication Services sectors. Despite maintaining an underweighted position in Technology stocks during this period, our specific holdings underperformed those of the benchmark, detracting from results. Likewise, our Telecommunication Services holdings negatively impacted our returns. On the other hand, our Consumer and Financial holdings significantly aided results during the year.

Ten Largest Equity Holdings             Percent for Net Assets  Sector Weighting                Percent of Net Assets
                                          August 31, 2001                                         August 31, 2001
PepsiCo. Inc.                                   5.86%           Basic Materials                         3.2%
AOL Time Warner, Inc.                           4.53%           Industials                              9.3%
Home Depot, Inc.                                3.82%           Consumer Discretionary                 17.9%
General Electric Co.                            3.77%           Consumer Staples                        9.0%
Watson Pharmaceuticals, Inc.                    3.74%           Energy                                  6.8%
Tyco International Ltd.                         3.30%           Financials                             22.1%
Exxon Mobil Corp.                               3.17%           Healthcare                              8.7%
Citigroup, Inc.                                 3.00%           Information Technology                 14.1%
Vertex Pharmaceuticals, Inc.                    2.94%           Telecommunication Services              3.1%
Compaq Computer Corp.                           2.75%           Utilities                               2.6%
                                        ______________________  Cash                                    3.2%
                                               36.88%                                           ______________________
                                                                                                      100.0%

We believe the StoneRidge Equity Fund will perform well over the long-term, with our focus on investments in mid-to-large capitalization stocks possessing a combination of good fundamental prospects and attractive valuations.

                        Returns for the Periods Ended August 31, 2001


                                        3 Months        6 Months        12 Months       Average Annnual
                                         Actual          Actual           Actual          Total Return
                                         Return          Return           Return         Since Inception
                                                                                        (October 1, 1999)

StoneRidge Equity Fund                  -13.43%         -10.10%           -25.80%            0.83%
Standard & Poor's 500 Stock Index        -9.44%          -7.97%           -24.38%           -5.12%

            This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 1, 1999
            (commencement of operations) and held through August 31, 2001. The
            S&P 500 Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the StoneRidge Equity Fund portfolio.
            Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return.
            THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE
            FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the StoneRidge Equity Fund, please call 1-800-441-6978 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

StoneRidge Small Cap Growth Fund

On July 30, 2001, the StoneRidge Small Cap Equity Fund changed its name to the StoneRidge Small Cap Growth Fund. The name more accurately reflects the objectives and risk profile of the Fund's strategy. The Fund lagged slightly versus its benchmark, the Russell 2000 Growth index, over the just completed fiscal year. Growth stocks, in general, have suffered tremendous declines during this period with the Technology and Telecommunication Services most impacted. Likewise, the Healthcare and Industrial sectors experienced significant falls. In the Healthcare area specifically, important portfolio holdings in Biotechnology stocks negatively impacted results late in the year after providing very strong returns earlier in the year. Our total portfolio returns were significantly boosted by robust gains in the Consumer sectors.

Ten Largest Equity Holdings             Percent for Net Assets  Sector Weighting                Percent of Net Assets
                                          August 31, 2001                                         August 31, 2001
REX Stores, Inc.                                3.55%           Basic Materials                         1.4%
Diversa Corp.                                   3.44%           Industials                              4.8%
Commercial Bank of New York                     3.14%           Consumer Discretionary                 14.9%
North American Scientific, Inc.                 3.05%           Consumer Staples                        6.2%
SBS Broadxasting S.A.                           2.91%           Energy                                  6.7%
SICOR, Inc.                                     2.88%           Financials                             13.0%
Radware Ltd.                                    2.71%           Healthcare                             32.6%
TriPath Imaging, Inc.                           2.64%           Information Technology                 16.0%
Applied Molecular Evolution, Inc.               2.56%           Telecommunication Services              1.7%
Tweeter Home Entertainment Group, Inc.          2.53%           Utilities                               2.2%
                                        ______________________  Cash                                    1.5%
                                               29.41%                                           ______________________

                                                                                                      100.0%

We believe the Fund will perform well over the long-term. While we have all endured a very difficult market environment for growth stocks, we are optimistic that our focus on selecting those small capitalization stocks with a combination of strong earnings growth and attractive valuation will yield good results.

                                  Returns for the Periods Ended August 31, 2001

                                        3 Months        6 Months        12 Months       Average Annnual
                                         Actual          Actual           Actual          Total Return
                                         Return          Return           Return         Since Inception
                                                                                        (October 1, 1999)

StoneRidge Equity Fund                  -16.74%         -10.74%           -36.96%            4.30%
Standard & Poor's 500 Stock Index       -11.90%          -8.03%           -34.94%           -6.01%

             This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on October 1, 1999 (commencement of operations) and held through August 31, 2001. The Russell 2000 Growth Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the StoneRidge Small Cap Growth Fund portfolio. Individuals cannot invest directly in an index. Performance figures reflect the change in value of the stocks in the index, reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the StoneRidge Small Cap Growth Fund, please call 1-800-441-6978 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

StoneRidge Bond Fund

The StoneRidge Bond Fund marginally trailed its benchmark, the Lehman Intermediate Government Credit Index, during the just completed fiscal year. The bond market posted impressive results over the past year, as interest rates fell sharply reflecting widespread economic weakness. The Fund's investments have remained focused on those fixed income sectors emphasizing relatively higher yields, notably corporate bonds, asset-backed and mortgage-related securities. Benefiting the Fund's performance was the overweighted position in corporate bonds, the best performing fixed income sector for the period. On the other hand, declining interest rates have accelerated mortgage refinancings, resulting in disappointing returns from our mortgage-backed holdings.

 Sector Weighting                Percent of Net Assets
                                    August 31, 2001
U.S. Treasury                           3.9%
U.S. Agency                             0.0%
Mortgage Backed                        17.4%
Asset Backed                            4.6%
Industrial                             33.7%
Utilities                               2.6%
Finance                                19.7%
Cash                                   18.1%
                              ----------------------
                                      100.0%

We remain optimistic about our strategy and continue to stress high-quality, yield-enhanced securities in the StoneRidge Bond Fund. We believe that as the economy gains strength, this focus will generate superior results.

                                             Returns for the Periods Ended August 31, 2000

                                        3 Months        6 Months        12 Months       Average Annnual
                                         Actual          Actual           Actual          Total Return
                                         Return          Return           Return         Since Inception
                                                                                        (October 1, 1999)

StoneRidge Equity Fund                  3.05%             4.03%           11.16%              8.66%
Standard & Poor's 500 Stock Index       3.48%             4.59%           12.29%              9.52%

            This chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Lehman Intermediate Government/Corporate Bond Index on October 13, 1999 (commencement of operations) and held through August 31, 2001. The Lehman Intermediate Government/Corporate Bond Index is a widely recognized unmanaged bond index and is representative of a broader market and range of securities than is found in the StoneRidge Bond Fund portfolio. Individuals cannot invest directly in an index. Performance figures include the reinvestment of dividends and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Investment returns and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the StoneRidge Bond Fund, please call 1-800-441-6978 to request a prospectus. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

StoneRidge Bond Fund
Schedule of Investments - August 31, 2001


                                                                    Principal
                                                                     Amount                             Value
Asset Backed Obligations - 4.6%
Capital One Master Trust, 1998-4 CL A, 5.43%, 1/15/2007              225,000                         $ 230,555
Discover Card Master Trust, 1998-6 CL A,
5.85%, 1/17/2006                                                     150,000                           154,546
EQCC Home Equity Loan Trust, 1999-1 CL A-2F,
5.765%, 6/20/2015                                                    194,409                           195,479
Heller Equipment Asset Receivables, 1999-2 CL A-3,
6.65%, 3/14/2004                                                     187,725                           190,991
MBNA Master Credit Card II, 1999-I CL A,
6.40%, 1/18/2005                                                     228,000                           233,800

                                                                                              -----------------
                                                                                              -----------------
TOTAL ASSET BACKED OBLIGATIONS (Cost $975,913)                                                       1,005,371
                                                                                              -----------------
                                                                                              -----------------

Corporate Bonds - 55.1%
Allstate Corp., 7.20%, 12/1/2009                                     170,000                           181,624
Anheuser-Busch Companies, Inc., 6.75%, 8/1/2003                      340,000                           358,659
Archer Daniels Midland Co., 8.875%, 4/15/2011                        300,000                           358,370
Chevron Corp., 6.625%, 10/1/2004                                     300,000                           318,431
Citigroup, Inc., 6.75%, 12/1/2005                                    300,000                           317,635
Clear Channel Communications, Inc., 6.625%, 6/15/2008                260,000                           262,623
Comcast Corp., 6.20%, 11/15/2008                                     250,000                           248,280
Conoco, Inc., 6.35%, 4/15/2009                                       400,000                           404,669
Daimler Chrysler, 7.75%, 1/18/2011                                   525,000                           564,212
Diageo Capital PLC, 7.25%, 11/1/2009                                 300,000                           318,077
Dow Chemical Co., 6.125%, 2/1/2011                                   430,000                           433,353
FleetBoston Financial Corp., 7.375%, 12/1/2009                       300,000                           325,070
Ford Motor Credit Corp., 6.875%, 2/1/2006                            600,000                           620,686
Ford Motor Credit Corp., 7.875%, 6/15/2010                           525,000                           566,923
GATX Capital Corp., 7.75%, 12/1/2006                                 250,000                           264,325
General Electric Capital Corp., 7.50%, 6/5/2003                      425,000                           449,579
General Motors Acceptance Corp., 7.75%, 1/19/2010                    525,000                           566,674
Goldman Sachs Group, Inc., 7.50%, 1/28/2005                          325,000                           347,696
Hartford Life, Inc., 7.10%, 6/15/2007                                140,000                           148,493
Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009                    225,000                           245,702
Masco Corp., 6.75%, 3/15/2006                                        500,000                           515,380
MCI Communications Corp., 6.125%, 4/15/2002                          600,000                           606,954
Morgan Stanley Dean Witter & Co., 5.625%, 1/20/2004                  200,000                           204,821
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008               150,000                           159,427
Pennsylvania Electric Co., Series A, 5.75%, 4/1/2004                 400,000                           402,560
Procter & Gamble Co., 6.60%, 12/15/2004                              450,000                           475,855
Sprint Capital Corp., 6.375%, 5/1/2009                               250,000                           243,593
Tele Communications, Inc., 7.25%, 8/1/2005                           300,000                           315,170
Textron, Inc., 6.375%, 7/15/2004                                     450,000                           467,072
Tyco International Group, 6.75%, 2/15/2011                           500,000                           512,235
United Technologies Corp., 6.35%, 3/1/2011                           400,000                           411,343
WorldCom, Inc., 7.50%, 5/15/2011                                     400,000                           407,564

                                                                                              -----------------
                                                                                              -----------------
TOTAL CORPORATE BONDS (Cost $11,490,442)                                                            12,023,055
                                                                                              -----------------
                                                                                              -----------------
StoneRidge Bond Fund
Schedule of Investments - August 31, 2001 - continued

                                                                    Principal
                                                                     Amount                        Value
U.S. Treasury & Agency Obligations - 21.2%
FNMA, Pool #323995, 6.00%, 10/1/2029                                 250,809                         $ 247,047
FNMA, Pool #501301, 6.50%, 6/1/2029                                  178,461                           179,521
FNMA, Pool #505221, 7.00%, 8/1/2029                                  245,014                           250,871
FNMA, Pool #528981, 7.50%, 1/1/2030                                  225,456                           232,748
FNMA, Pool #534058, 6.50%, 3/1/2030                                  308,546                           310,379
FNMA, Pool #563821, 7.00%, 1/1/2016                                  324,251                           334,333
FNMA, Pool #580835, 7.00%, 5/1/2031                                  190,887                           195,450
FNMA, Pool #582053, 6.00%, 5/1/2016                                  345,880                           347,663
GNMA, Pool #466174, 7.50%, 10/15/2029                                303,265                           314,755
GNMA, Pool #468376, 7.00%, 9/15/2029                                 308,595                           317,254
GNMA, Pool #512867, 6.50%, 6/15/2029                                 274,387                           277,554
GNMA, Pool #536872, 7.50%, 5/15/2031                                 249,463                           258,581
GNMA, Pool #557370, 7.00%, 5/15/2031                                 247,908                           254,768
GNMA, Pool #557440, 8.00%, 10/15/2030                                253,654                           265,175
U.S. Treasury Note, 5.75%, 8/15/2003                                 470,000                           488,727
U.S. Treasury Note, 5.75%, 8/15/2010                                 325,000                           345,059

                                                                                              -----------------
                                                                                              -----------------
TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (Cost $4,475,888)                                           4,619,885
                                                                                              -----------------
                                                                                              -----------------


Money Market Securities - 18.1%
Firstar U.S. Treasury Money Market Fund, 3.39% (a)
    (Cost $3,952,758)                                                 3,952,758                      3,952,758
                                                                                              -----------------
                                                                                              -----------------

TOTAL INVESTMENTS - 99.0% (Cost $20,895,001)                                                        21,601,069
                                                                                              -----------------
                                                                                              -----------------
Other assets less liabilities - 1.0%                                                                   213,744
                                                                                              -----------------
                                                                                              -----------------
Total Net Assets - 100.0%                                                                         $ 21,814,813
                                                                                              =================
                                                                                              =================



(a) Variable rate security; the coupon rate shown represents the rate at August
31, 2001.

StoneRidge Equity Fund
Schedule of Investments - August 31, 2001


Common Stocks - 96.9%                                                      Shares                    Value

Air Transportation, Scheduled - 0.2%
Delta Air Lines, Inc.                                                        300                 $    11,580
                                                                                                -----------------
                                                                                                -----------------

Aircraft - 0.3%
Embraer-Empresa Brasileira De Aerona (c)                                     525                       13,702
                                                                                                -----------------
                                                                                                -----------------

Aircraft Engines & Engine Parts - 1.2%
United Technologies Corp.                                                    850                       58,140
                                                                                                -----------------
                                                                                                -----------------

Beverages - 5.9%
PepsiCo, Inc.                                                              5,995                      281,765
                                                                                                -----------------
                                                                                                -----------------

Cable & Other Pay Television Services - 3.5%
Charter Communications, Inc. (a)                                           3,950                        79,790
Viacom, Inc. - Class A                                                       250                        10,610
Viacom, Inc. - Class B (a)                                                 1,865                        79,076
                                                                                                -----------------
                                                                                                -----------------
                                                                                                       169,476
                                                                                                -----------------
                                                                                                -----------------
Chemicals & Allied Products - 1.4%
Dow Chemical Co.                                                             850                       29,801
Pharmacia Corp.                                                              975                       38,610
                                                                                                -----------------
                                                                                                -----------------
                                                                                                       68,411
                                                                                                -----------------
                                                                                                -----------------
Cigarettes - 0.5%
RJ Reynolds Tobacco Holdings, Inc.                                           425                       24,544
                                                                                                -----------------
                                                                                                -----------------

Cogeneration Services & Small Power Producers - 0.6%
AES Corp. (a)                                                                800                       26,496
                                                                                                -----------------
                                                                                                -----------------

Communications Equipment - 0.6%
McDATA Corp. - Class A (a)                                                 2,119                         30,259
                                                                                                -----------------
                                                                                                -----------------

Computer Communications Equipment - 1.1%
Cisco Systems, Inc. (a)                                                    3,275                        53,481
                                                                                                -----------------
                                                                                                -----------------

Computer Storage Devices - 0.5%
EMC Corp. (a)                                                              1,565                        24,195
                                                                                                -----------------
                                                                                                -----------------

Computer Terminals - 0.4%
Palm, Inc. (a)                                                             5,200                        18,616
                                                                                                -----------------
                                                                                                -----------------

Crude Petroleum & Natural Gas - 2.9%
Apache Corp.                                                                 475                       22,292
Dynegy, Inc.                                                                 400                       16,868
Enron Corp.                                                                  600                       20,994
Kerr-McGee Corp.                                                             625                       36,506
USX-Marathon Group, Inc.                                                   1,400                       44,114
                                                                                                -----------------
                                                                                                -----------------
                                                                                                      140,774
                                                                                                -----------------
                                                                                                -----------------

StoneRidge Equity Fund
Schedule of Investments - August 31, 2001 - continued


Common Stocks - 96.9% - continued                                          Shares                    Value

Drilling Oil & Gas Wells - 0.4%
Transocean Sedco Forex, Inc.                                                 700                $  20,230
                                                                                                -----------------
                                                                                                -----------------

Electric Services - 1.2%
Allegheny Energy, Inc.                                                       525                       23,142
Calpine Corp. (a)                                                            250                        8,255
Dominion Resources, Inc.                                                     275                       17,311
Mirant Corp. (a)                                                             375                       10,744
                                                                                                -----------------
                                                                                                -----------------
                                                                                                       59,452
                                                                                                -----------------
                                                                                                -----------------
Electronic & Other Electrical Equipment
   (No Computer Equipment) - 3.8%
General Electric Co.                                                       4,425                      181,337
                                                                                                -----------------
                                                                                                -----------------

Electronic Computers - 3.1%
Apple Computer, Inc. (a)                                                     810                       15,026
Compaq Computer Corp.                                                     10,700                       132,145
                                                                                                -----------------
                                                                                                -----------------
                                                                                                       147,171
                                                                                                -----------------
                                                                                                -----------------
Financial Services - 2.0%
Federated Investors, Inc.                                                  1,650                        46,943
Investor's Financial Services Corp.                                          785                        50,279
                                                                                                -----------------
                                                                                                -----------------
                                                                                                       97,222
                                                                                                -----------------
                                                                                                -----------------
Fire, Marine & Casualty Insurance - 2.5%
ACE Ltd.                                                                   1,550                         51,413
American International Group, Inc.                                           875                       68,425
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         119,838
                                                                                                -----------------
                                                                                                -----------------
Food & Kindred Products - 0.7%
Philip Morris Companies, Inc.                                                675                       31,995
                                                                                                -----------------
                                                                                                -----------------

General Industrial Machinery & Equipment - 3.3%
Tyco International Ltd.                                                    3,050                      158,448
                                                                                                -----------------
                                                                                                -----------------

Industrial Inorganic Chemicals - 0.4%
Praxair, Inc.                                                                460                       21,652
                                                                                                -----------------
                                                                                                -----------------

Insurance Agents Brokers & Services - 2.0%
Gallagher Arthur J & Co.                                                   2,510                        66,540
Hartford Financial Services Group, Inc.                                      425                       27,540
                                                                                                -----------------
                                                                                                -----------------
                                                                                                          94,080
                                                                                                -----------------
                                                                                                -----------------
Life Insurance - 2.0%
Nationwide Financial Services, Inc.                                        2,150                        96,965
                                                                                                -----------------
                                                                                                -----------------

Motor Vehicle Parts & Accessories - 1.9%
Ford Motor Co.                                                             1,075                        21,360
General Motors Corp. - Class H                                             2,800                        52,220
Honeywell International, Inc.                                                425                       15,835
                                                                                                -----------------
                                                                                                -----------------
                                                                                                                89,415
                                                                                                -----------------
                                                                                                -----------------
StoneRidge Equity Fund
Schedule of Investments - August 31, 2001 - continued


Common Stocks - 96.9% - continued                                          Shares                    Value

National Commercial Banks - 7.1%
BankNorth Group, Inc.                                                        550        $             12,100
Citigroup, Inc.                                                            3,152                      144,362
Commerce Bancorp, Inc.                                                       525                       35,464
FleetBoston Financial Corp.                                                1,475                        54,324
TCF Financial Corp.                                                        1,470                        66,738
U.S. Bancorp                                                               1,175                        28,482
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         341,470
                                                                                                -----------------
                                                                                                -----------------
Paper Mills - 1.1%
Abitibi Consolidated, Inc.                                                 3,130                         24,258
Smurfit-Stone Container Corp. (a)                                          1,725                        29,773
                                                                                                -----------------
                                                                                                -----------------
                                                                                                                54,031
                                                                                                -----------------
                                                                                                -----------------
Personal Credit Institutions - 0.7%
Household International, Inc.                                                575                       33,983
                                                                                                -----------------
                                                                                                -----------------

Petroleum Refining - 4.3%
Chevron Corp.                                                                425                       38,569
Exxon Mobil Corp.                                                          3,800                      152,570
Sunoco, Inc.                                                                 375                       14,186
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         205,325
                                                                                                -----------------
                                                                                                -----------------
Pharmaceutical Preparations - 7.4%
QLT, Inc. (a)                                                                190                         3,694
Schering-Plough Corp.                                                        800                       30,504
Vertex Pharmaceuticals, Inc. (a)                                           3,835                      141,473
Watson Pharmaceuticals, Inc. (a)                                           3,210                      180,081
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         355,752
                                                                                                -----------------
                                                                                                -----------------
Primary Production Of Aluminum - 1.0%
Alcan, Inc.                                                                1,375                        50,160
                                                                                                -----------------
                                                                                                -----------------

Real Estate - 0.5%
Boston Properties, Inc.                                                      625                       24,625
                                                                                                -----------------
                                                                                                -----------------

Retail-Department Stores - 0.2%
Federated Department Stores, Inc. (a)                                        310                       11,256
                                                                                                -----------------
                                                                                                -----------------

Retail-Grocery Stores - 2.0%
Kroger Co. (a)                                                               590                       15,706
Safeway, Inc. (a)                                                          1,775                        80,070
                                                                                                -----------------
                                                                                                -----------------
                                                                                                                95,776
                                                                                                -----------------
                                                                                                -----------------
Retail-Variety Stores - 0.7%
Wal-Mart Stores, Inc.                                                        730                       35,076
                                                                                                -----------------
                                                                                                -----------------

Retail-Lumber & Other Building Materials Dealers - 3.8%
Home Depot, Inc.                                                           4,000                      183,800
                                                                                                -----------------
                                                                                                -----------------

Retail-Radio TV & Consumer Electronics Stores - 0.5%
Best Buy Co., Inc.                                                           375                       22,118
                                                                                                -----------------
                                                                                                -----------------
StoneRidge Equity Fund
Schedule of Investments - August 31, 2001 - continued


Common Stocks - 96.9% - continued                                          Shares                    Value

Security Brokers, Dealers & Flotation Companies - 1.8%
Lehman Brothers Holdings, Inc.                                             1,305         $             85,673
                                                                                                -----------------
                                                                                                -----------------

Semiconductors & Related Devices - 4.1%
Agere Systems, Inc. (a)                                                    2,625                        13,388
GlobeSpan, Inc. (a)                                                        1,300                        20,501
Integrated Device Technology, Inc. (a)                                     1,310                        40,728
LSI Logic Corp. (a)                                                          950                       19,238
MIPS Technologies, Inc. (a)                                                  750                         6,893
Texas Instruments, Inc.                                                    2,155                        71,330
TriQuint Semiconductor, Inc. (a)                                           1,080                        22,896
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         194,974
                                                                                                -----------------
                                                                                                -----------------
Services-Advertising Agencies - 1.4%
Interpublic Group of Companies, Inc.                                       1,450                        39,266
Lamar Advertising Co. (a)                                                    855                       27,445
                                                                                                -----------------
                                                                                                -----------------
                                                                                                          66,711
                                                                                                -----------------
                                                                                                -----------------
Services-Business Services - 1.7%
InterNAP Network Services Corp. (a)                                        1,550                          1,550
Vivendi Universal S.A. (a) (c)                                             1,455                        79,603
                                                                                                -----------------
                                                                                                -----------------
                                                                                                          81,153
                                                                                                -----------------
                                                                                                -----------------
Services-Computer Programming Services - 5.0%
AOL-Time Warner, Inc. (a)                                                  5,832                      217,825
Genuity, Inc. (a)                                                          2,325                          4,139
VeriSign, Inc. (a)                                                           460                       18,883
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         240,847
                                                                                                -----------------
                                                                                                -----------------
Services-Medical Laboratories - 0.5%
Quest Diagnostics, Inc. (a)                                                  355                       22,240
                                                                                                -----------------
                                                                                                -----------------

Services-Personal Services - 0.2%
Cendant Corp. (a)                                                            575                         10,965
                                                                                                -----------------
                                                                                                -----------------

Services-Prepackaged Software - 3.5%
Brocade Communications Systems, Inc. (a)                                   1,275                        30,664
Microsoft Corp. (a)                                                        1,925                        109,821
Peregrine Systems, Inc. (a)                                                1,120                        29,322
                                                                                                -----------------
                                                                                                -----------------
                                                                                                              169,807
                                                                                                -----------------
                                                                                                -----------------
Short-Term Business Credit Institutions - 1.4%
Providian Financial Corp.                                                  1,725                        67,378
                                                                                                -----------------
                                                                                                -----------------

State Commercial Banks - 1.8%
Fifth Third Bancorp                                                          500                       29,150
North Fork Bancorporation, Inc.                                            1,510                        44,998
Popular, Inc.                                                                420                       13,545
                                                                                                -----------------
                                                                                                -----------------
                                                                                                          87,693
                                                                                                -----------------
                                                                                                -----------------
Surety Insurance - 0.3%
The PMI Group, Inc.                                                          200                       13,040
                                                                                                -----------------
                                                                                                -----------------

StoneRidge Equity Fund
Schedule of Investments - August 31, 2001 - continued


Common Stocks - 96.9% - continued                                          Shares                    Value

Telephone & Telegraph Apparatus - 0.4%
Corvis Corp. (a)                                                           7,425                 $        14,627
TyCom Ltd. (a)                                                               320                           3,648
                                                                                                -----------------
                                                                                                -----------------
                                                                                                          18,275
                                                                                                -----------------
                                                                                                -----------------
Telephone Communications (No Radio Telephone) - 3.1%
Exodus Communications, Inc. (a)                                            1,125                             990
Metromedia Fiber Network, Inc. (a)                                         3,450                           2,587
Qwest Communications International, Inc. (a)                               1,550                          33,325
Time Warner Telecom, Inc. (a)                                              1,415                          29,177
WorldCom MCI, Inc. (a)                                                       225                           2,900
WorldCom, Inc. (a)                                                         5,625                          72,338
XO Communications, Inc. (a)                                                6,375                           7,268
                                                                                                -----------------
                                                                                                -----------------
                                                                                                         148,585
                                                                                                -----------------
                                                                                                -----------------

TOTAL COMMON STOCKS (Cost $5,894,863)                                                                  4,659,957
                                                                                                -----------------
                                                                                                -----------------

                                                                           Principal
                                                                             Amount                  Value
Money Market Securities - 3.1%
Firstar U.S. Treasury Money Market Fund, 3.39% (b)
    (Cost $148,806)                                                      148,806                      $ 148,806
                                                                                                -----------------
                                                                                                -----------------

TOTAL INVESTMENTS - 100.0% (Cost $6,043,669)                                                           4,808,763
                                                                                                -----------------
                                                                                                -----------------
Other assets less liabilities - 0.0%                                                                         615
                                                                                                -----------------
                                                                                                -----------------
Total Net Assets - 100.0%                                                                            $ 4,809,378
                                                                                                =================
                                                                                                =================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2001.
(c) American Depositary Receipt.

StoneRidge Small Cap Growth Fund
(formerly StoneRidge Small Cap Equity Fund)
Schedule of Investments - August 31, 2001

Common Stocks - 98.5%                                                       Shares                      Value

Agriculture Production - Crops - 0.2%
Scheid Vineyards, Inc. - Class A (a)                                      10,860           $             38,444
                                                                                                   -----------------
                                                                                                   -----------------

Biological Products (No Diagnostic Substances) - 3.5%
Aphton Corp. (a)                                                          15,725                        208,513
EntreMed, Inc. (a)                                                        23,200                        275,152
Sangamo BioSciences, Inc. (a)                                              4,450                         44,500
Vion Pharmaceuticals, Inc. (a)                                            38,450                        192,250
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                        720,415
                                                                                                   -----------------
                                                                                                   -----------------
Communications Equipment - 0.1%
Vyyo, Inc. (a)                                                            12,500                         12,501
                                                                                                   -----------------
                                                                                                   -----------------

Computer Communications Equipment - 0.9%
Avici Systems, Inc. (a)                                                   14,600                         48,180
Riverstone Networks, Inc. (a)                                             15,400                        145,992
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         194,172
                                                                                                   -----------------
                                                                                                   -----------------
Computer Peripheral Equipment - 0.2%
NETsilicon, Inc. (a)                                                      12,450                          40,089
                                                                                                   -----------------
                                                                                                   -----------------

Crude Petroleum & Natural Gas - 2.4%
Forest Oil Corp. (a)                                                      10,175                        269,230
Newfield Exploration Co. (a)                                               7,250                        238,960
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         508,190
                                                                                                   -----------------
                                                                                                   -----------------
Electric Services - 2.2%
NRG Energy, Inc. (a)                                                       3,575                         65,780
Orion Power Holdings, Inc. (a)                                            11,200                         267,120
Reliant Resources, Inc. (a)                                                6,000                        118,080
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         450,980
                                                                                                   -----------------
                                                                                                   -----------------
Electromedical & Electrotherapeutic Apparatus - 0.1%
Computer Motion, Inc. (a)                                                  5,500                         21,285
                                                                                                   -----------------
                                                                                                   -----------------

Fire, Marine & Casualty Insurance - 2.9%
RenaissanceRe Holdings Ltd.                                                5,025                         358,534
The Phoenix Companies, Inc. (a)                                           13,775                         234,864
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         593,398
                                                                                                   -----------------
                                                                                                   -----------------
Food, Beverage, and Tobacco - 0.7%
Bunge Ltd. (a)                                                             4,750                          86,687
Perdigao S.A. (c)                                                          6,300                          64,260
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         150,947
                                                                                                   -----------------
                                                                                                   -----------------
General Medical & Surgical Hospitals - 0.7%
Medcath Corp. (a)                                                          8,025                         147,660
                                                                                                   -----------------
                                                                                                   -----------------

In Vitro & In Vivo Diagnostic Substances - 4.6%
Hyseq, Inc. (a)                                                           14,390                         106,486
Ista Pharmaceuticals, Inc. (a)                                             8,600                          20,554
Myriad Genetics, Inc. (a)                                                  4,350                         189,660
North American Scientific, Inc. (a)                                       44,255                         633,289
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         949,989
                                                                                                   -----------------
                                                                                                   -----------------
StoneRidge Small Cap Growth Fund
(formerly StoneRidge Small Cap Equity Fund)
Schedule of Investments - August 31, 2001 - continued

Common Stocks - 98.5% - continued                                           Shares                      Value

Instruments for Measuring & Testing of Electricity
    & Electrical Signals - 1.1%
EXFO Electro Optical Engineering, Inc. (a)                                19,615           $             236,361
                                                                                                   -----------------
                                                                                                   -----------------

Investment Advice - 1.7%
Affiliated Managers Group, Inc. (a)                                        4,900                         347,410
                                                                                                   -----------------
                                                                                                   -----------------

Laboratory Analytical Instruments - 2.6%
TriPath Imaging, Inc. (a)                                                109,840                         549,200
                                                                                                   -----------------
                                                                                                   -----------------

Life Insurance - 0.7%
FPIC Insurance Group, Inc. (a)                                             5,200                          72,176
Penn Treaty American Corp. (a)                                            23,304                          81,564
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         153,740
                                                                                                   -----------------
                                                                                                   -----------------
Measuring & Controlling Devices - 1.1%
Trimble Navigation Ltd. (a)                                               13,250                         218,625
                                                                                                   -----------------
                                                                                                   -----------------

Miscellaneous Primary Metal Products - 0.4%
Nanophase Technologies, Corp. (a)                                         13,950                          83,142
                                                                                                   -----------------
                                                                                                   -----------------

Mortgage Bankers & Loan Correspondents - 0.1%
Doral Financial Corp.                                                        900                          29,664
                                                                                                   -----------------
                                                                                                   -----------------

Motor Vehicle Parts & Accessories - 1.3%
Autoliv, Inc.                                                              9,650                         191,938
Hayes Lemmerz International, Inc. (a)                                     17,860                          78,227
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                         270,165
                                                                                                   -----------------
                                                                                                   -----------------
Oil & Gas Field Exploration Services - 1.8%
Petroleum Geo-Services ASA (a) (c)                                        13,150                        130,974
Smedvig ASA (a) (c)                                                       31,715                        237,863
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                        368,837
                                                                                                   -----------------
                                                                                                   -----------------
Oil & Gas Field Machinery & Equipment - 0.5%
National-Oilwell, Inc. (a)                                                 6,677                       103,761
                                                                                                   -----------------
                                                                                                   -----------------

Oil & Gas Field Services - 2.0%
Stolt Offshore S.A. (a) (c)                                               21,400                        190,460
Superior Energy Services, Inc. (a)                                        30,450                        228,375
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                        418,835
                                                                                                   -----------------
                                                                                                   -----------------
Perfumes, Cosmetics & Other Toilet Preparations - 1.2%
Elizabeth Arden, Inc. (a)                                                 17,355                        243,838
                                                                                                   -----------------
                                                                                                   -----------------

Periodicals: Publishing or Publishing and Printing - 1.3%
PRIMEDIA, Inc. (a)                                                        53,854                        261,192
                                                                                                   -----------------
                                                                                                   -----------------

Pharmaceutical Preparations - 7.5%
Arqule, Inc. (a)                                                           8,750                        106,575
Cell Genesys, Inc. (a)                                                    17,070                        325,183

StoneRidge Small Cap Growth Fund
(formerly StoneRidge Small Cap Equity Fund)
Schedule of Investments - August 31, 2001 - continued

Common Stocks - 98.5% - continued                                           Shares                      Value

Pharmaceutical Preparations - 7.5% - continued
Cellegy Pharmaceuticals, Inc. (a)                                          4,185          $              24,273
Esperion Therapeutics, Inc. (a)                                           20,750                        145,458
GenVec, Inc. (a)                                                           1,150                          3,450
Guilford Pharmaceuticals, Inc. (a)                                         6,050                         72,902
Large Scale Biology Corp. (a)                                             46,980                        175,705
SICOR, Inc. (a)                                                           25,380                        598,968
Taro Pharmaceutical Industries Ltd. (a)                                    2,390                        101,575
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                       1,554,089
                                                                                                   -----------------
                                                                                                   -----------------
Radio & TV Broadcasting & Communications Equipment - 0.2%
Ceragon Networks Ltd. (a) (c)                                              4,225                          12,253
Wink Communications, Inc. (a)                                             20,665                          31,824
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                           44,077
                                                                                                   -----------------
                                                                                                   -----------------
Radio Broadcasting Stations - 0.4%
Beasley Broadcast Group, Inc. - Class A (a)                                5,915                         76,599
                                                                                                   -----------------
                                                                                                   -----------------

Radio Telephone Communications - 2.5%
Dobson Communications Corp. - Class A (a)                                 13,400                           197,650
Focal Communications Corp. (a)                                            23,525                            17,408
Net2000 Communications, Inc. (a)                                          61,030                            56,148
UnitedGlobalCom, Inc. (a)                                                 39,600                           184,932
Universal Access, Inc. (a)                                                38,200                            57,300
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                           513,438
                                                                                                   -----------------
                                                                                                   -----------------
Retail-Eating Places - 0.2%
Landry's Seafood Restaurants, Inc.                                         2,925                             50,602
                                                                                                   -----------------
                                                                                                   -----------------

Retail-Grocery Stores - 1.9%
Pathmark Stores, Inc. (a)                                                 16,450                           398,912
                                                                                                   -----------------
                                                                                                   -----------------

Retail-Radio TV & Consumer Electronics Stores - 6.5%
InterTAN, Inc. (a)                                                         8,540                             76,433
REX Stores, Inc. (a)                                                      43,752                            737,659
Tweeter Home Entertainment Group, Inc. (a)                                20,545                            526,363
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                          1,340,455
                                                                                                   -----------------
                                                                                                   -----------------
Savings Institution, Federally Chartered - 3.4%
BankAtlantic Bancorp - Class A                                             6,050                           55,781
Commercial Bank of New York                                               20,210                          651,773
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                           707,554
                                                                                                   -----------------
                                                                                                   -----------------
Semiconductors & Related Devices - 3.8%
Dialog Semiconductor Plc. (a) (c)                                          6,800                            29,560
GlobeSpan, Inc. (a)                                                       11,910                           187,821
MIPS Technologies, Inc. (a)                                               13,125                           120,619
Pixelworks, Inc. (a)                                                      30,510                           455,209
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                          793,209
                                                                                                   -----------------
                                                                                                   -----------------
Services-Advertising Agencies - 0.9%
Havas Advertising (c)                                                     19,981                          180,828
                                                                                                   -----------------
                                                                                                   -----------------

StoneRidge Small Cap Growth Fund
(formerly StoneRidge Small Cap Equity Fund)
Schedule of Investments - August 31, 2001 - continued

Common Stock - 98.5% - continued                                            Shares                      Value

Services-Allied To Motion Picture Production - 0.2%
Point. 360 (a)                                                            40,470                     $     50,588
                                                                                                   -----------------
                                                                                                   -----------------

Services-Business Services - 3.9%
Digitas, Inc. (a)                                                         12,195                            51,707
NCO Portfolio Management, Inc. (a)                                         9,520                            73,304
Niku Corp. (a)                                                            26,200                            14,934
RADWARE Ltd. (a)                                                          43,500                           562,890
WebEx Communications, Inc. (a)                                             5,695                            98,353
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                           801,188
                                                                                                   -----------------
                                                                                                   -----------------
Services-Computer Integrated Systems Design - 2.7%
NetSolve, Inc. (a)                                                         3,245                            44,619
Radiant Systems, Inc. (a)                                                  6,700                            64,052
TALX Corp.                                                                 4,850                           149,865
Vastera, Inc. (a)                                                         29,508                           295,375
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                           553,911
                                                                                                   -----------------
                                                                                                   -----------------
Services-Commercial Physical & Biological Research - 12.7%
Applied Molecular Evolution, Inc. (a)                                     53,445                           532,847
Cambridge Antibody Technology Group Plc. (a) (c)                           9,760                           207,400
Decode Genetics, Inc. (a)                                                  7,090                            50,693
Diversa Corp. (a)                                                         58,865                           715,210
Kosan Biosciences, Inc. (a)                                               12,950                           102,435
NeoPharm, Inc. (a)                                                        23,025                           413,068
NeoTherapeutics, Inc. (a)                                                 15,135                            56,302
Orchid BioSciences, Inc. (a)                                              10,965                            43,860
Paradigm Genetics, Inc. (a)                                               18,850                           121,206
Telik, Inc. (a)                                                           18,165                           182,558
Tularik, Inc. (a)                                                          9,700                           224,070
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                          2,649,649
                                                                                                   -----------------
                                                                                                   -----------------
Services-Computer Programming Services - 2.9%
EPIQ Systems, Inc. (a)                                                    17,150                            343,343
Genomica Corp. (a)                                                        30,850                             96,560
RealNetworks, Inc. (a)                                                    21,650                            156,313
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            596,216
                                                                                                   -----------------
                                                                                                   -----------------
Services-Miscellaneous Amusement & Recreation - 0.2%
Resources Connection, Inc. (a)                                             1,800                             39,600
                                                                                                   -----------------
                                                                                                   -----------------

Services-Prepackaged Software - 2.3%
Actuate Corp. (a)                                                         35,475                            244,778
Extensity, Inc. (a)                                                       18,725                             94,374
MatrixOne, Inc. (a)                                                        8,495                             90,981
WatchGuard Technologies, Inc. (a)                                          3,800                             37,734
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            467,867
                                                                                                   -----------------
                                                                                                   -----------------
Short-Term Business Credit Institutions - 1.3%
Heller Financial, Inc. - Class A                                           5,150                            274,289
                                                                                                   -----------------
                                                                                                   -----------------



StoneRidge Small Cap Growth Fund
(formerly StoneRidge Small Cap Equity Fund)
Schedule of Investments - August 31, 2001 - continued

Common Stock - 98.5% - continued                                            Shares                      Value

State Commercial Banks - 2.3%
Boston Private Financial Holdings                                         13,900                    $       297,460
GBC Bancorp                                                                5,770                            180,947
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            478,407
                                                                                                   -----------------
                                                                                                   -----------------
Steel Pipe & Tubes - 1.2%
Maverick Tube Corp. (a)                                                   20,300                             240,149
                                                                                                   -----------------
                                                                                                   -----------------

Surgical & Medical Instruments & Apparatus - 0.2%
Med-Design Corp. (a)                                                       2,100                             49,770
                                                                                                   -----------------
                                                                                                   -----------------

Telephone & Telegraph Apparatus - 1.3%
Centillium Communications, Inc. (a)                                        6,950                             85,485
Polycom, Inc. (a)                                                          8,998                            182,479
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                            267,964
                                                                                                   -----------------
                                                                                                   -----------------
Telephone Communications (No Radio Telephone) - 0.1%
FLAG Telecom Holdings Ltd. (a)                                            12,575                             14,336
Worldcom MCI, Inc.                                                           215                              2,771
                                                                                                   -----------------
                                                                                                   -----------------
                                                                                                             17,107
                                                                                                   -----------------
                                                                                                   -----------------
Television Broadcasting Stations - 2.9%
SBS Broadcasting S.A. (a)                                                 27,650                            603,876
                                                                                                   -----------------
                                                                                                   -----------------

Title Insurance - 0.2%
The First American Financial Corp.                                         1,850                             33,855
                                                                                                   -----------------
                                                                                                   -----------------

Wholesale-Drugs Proprietaries & Druggists' Sundries - 0.2%
D&K Healthcare Resources, Inc.                                               800                             35,520
                                                                                                   -----------------
                                                                                                   -----------------

Wholesale-Farm Product Raw Materials - 2.3%
Fresh Del Monte Produce, Inc. (a)                                         32,840                            487,674
                                                                                                   -----------------
                                                                                                   -----------------

TOTAL COMMON STOCKS (Cost $29,246,867)                                                                   20,420,233
                                                                                                   -----------------
                                                                                                   -----------------

Rights - 0.0%
Tanox BioSystems, Inc. (Cost $0)                                           8,200                                  0
                                                                                                   -----------------
                                                                                                   -----------------

                                                                           Principal
                                                                            Amount                       Value
Money Market Securities - 2.2%
Firstar U.S. Treasury Money Market Fund, 3.39% (b)
    (Cost $463,536)                                                      463,536                    $        463,536
                                                                                                   -----------------
                                                                                                   -----------------

TOTAL INVESTMENTS - 100.5% (Cost $29,710,403)                                                            20,883,769
                                                                                                   -----------------
                                                                                                   -----------------
Liabilities in excess of other assets  - (0.5)%                                                            (101,649)
                                                                                                   -----------------
                                                                                                   -----------------
Total Net Assets - 100.0%                                                                              $ 20,782,120
                                                                                                   =================
                                                                                                   =================

(a) Non-Income Producing.
(b) Variable rate security; the coupon rate shown represents the rate at August 31, 2001.
(c) American Depositary Receipt.

StoneRidge Funds
Statement of Assets and Liabilities - August 31, 2001


                                                StoneRidge          StoneRidge          StoneRidge
                                                   Bond               Equity          Small Cap Growth
                                                   Fund                Fund              Fund (a)
Assets:
Investments in securities at value               $ 21,601,069         $ 4,808,763        $ 20,883,769
  (cost $20,895,001, $6,043,669,
  and $29,710,403, respectively)
Cash                                                    6,716                   -              40,375
Receivable for fund shares sold                         2,204                 533               5,749
Receivable for securities sold                              -              17,145                   -
Receivable from adviser                                16,104              11,402              10,485
Dividends receivable                                        -               3,656               1,082
Interest receivable                                   226,944                 211                 690
                                              ----------------   -----------------   -----------------
     Total assets                                  21,853,037           4,841,710          20,942,150
                                              ----------------   -----------------   -----------------

Liabilities:
Accrued investment advisory fee                         7,597               2,649              15,119
Payable for fund shares redeemed                       15,050               3,762              29,137
Payable for securities purchased                            -              12,849             100,497
Payable to custodian bank                                   -                 393                   -
Other payables and accrued expenses                    15,577              12,679              15,277
                                              ----------------   -----------------   -----------------
     Total liabilities                                 38,224              32,332             160,030
                                              ----------------   -----------------   -----------------

Net Assets:
Applicable to 2,084,536, 642,792,
and 3,422,247 outstanding, respectively          $ 21,814,813         $ 4,809,378        $ 20,782,120
                                              ================   =================   =================

Net Assets Consist of:
Capital paid-in                                    20,915,289           5,862,165          31,245,105
Accumulated undistributed net investment
  income                                               10,693                  72                   -
Accumulated net realized gain
  (loss) on investments                               182,763             182,047          (1,636,351)
Net unrealized appreciation
  (depreciation) on investments                       706,068          (1,234,906)         (8,826,634)
                                              ----------------   -----------------   -----------------
                                                 $ 21,814,813         $ 4,809,378        $ 20,782,120
                                              ================   =================   =================

Net asset value and offering
  price per share                                     $ 10.47              $ 7.48              $ 6.07
                                              ================   =================   =================

Redemption price per share                            $ 10.26              $ 7.33              $ 5.95
                                              ================   =================   =================

(a) Formerly StoneRidge Small Cap Equity Fund.

StoneRidge Funds
Statement of Operations
For the year ended August 31, 2001

                                               StoneRidge            StoneRidge           StoneRidge
                                                  Bond                 Equity            Small Cap Growth
                                                  Fund                  Fund               Fund (a)

Investment Income:
Interest                                         $ 1,314,555               $ 9,103             $ 39,741
Dividends                                                  -                42,683               32,192
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
     Total investment income                       1,314,555                51,786               71,933
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Expenses:
Investment advisory fees                              80,875                30,955              211,753
Administration fees                                   30,000                30,000               30,000
Pricing & bookeeping fees                             24,000                13,500               24,000
Transfer agent fees                                   20,028                22,125               21,699
Registration fees                                      9,371                 5,989                8,892
Audit fees                                             6,727                 8,767                9,143
Custodian fees                                         6,657                 6,477               13,559
Legal fees                                             3,246                 3,244                3,245
Insurance                                              1,208                   327                1,214
Trustee fees                                           1,043                 1,043                1,043
Shareholder reports                                      105                   115                  472
Miscellaneous fees                                       156                   197                  197
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
Total expenses before reimbursement                  183,416               122,739              325,217
Expenses waived by administrator                      (9,264)              (10,000)              (8,275)
Expenses reimbursed by adviser                       (42,731)              (66,306)             (52,251)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
Total operating expenses                             131,421                46,433              264,691
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Net Investment Income (Loss)                       1,183,134                 5,353             (192,758)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Realized and Unrealized
  Gain (Loss) on Investments:
Net realized gain (loss) on
  investments                                        297,404               472,910              (37,431)
Net change in unrealized
  appreciation (depreciation) on
  investments                                        646,453            (2,021,359)          (9,133,619)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------
Net realized and unrealized
  gain (loss) on investments                         943,857            (1,548,449)          (9,171,050)
                                             ----------------     -----------------    -----------------
                                             ----------------     -----------------    -----------------

Increase (Decrease) in Net
  Assets from Operations                         $ 2,126,991          $ (1,543,096)        $ (9,363,808)
                                             ================     =================    =================
                                             ================     =================    =================

(a) Formerly StoneRidge Small Cap Equity Fund.

StoneRidge Funds
Statement of Changes in Net Assets

                                                 StoneRidge                            StoneRidge
                                                    Bond                                 Equity
                                                    Fund                                  Fund
                                               --------------------------------       --------------------------------
                                               --------------------------------       --------------------------------

                                                    Year        For the Period            Year        For the Period
                                                   Ended            Ended                 Ended            Ended
                                                  08/31/01       8/31/00 (a)            08/31/01        8/31/00 (b)
                                               --------------------------------       --------------------------------
                                               --------------------------------       --------------------------------

Operations:
Net investment income gain (loss)                 $ 1,183,134      $ 1,026,093              $ 5,353          $ 11,706
Net realized gain (loss) on investments               297,404         (112,759)             472,910           858,982
Net change in unrealized appreciation
  (depreciation) on investments                       646,453           59,615           (2,021,359)          786,453
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------
Increase (decrease) in net assets
   from operations                                  2,126,991          972,949           (1,543,096)        1,657,141
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------

Dividends and Distributions
   to Shareholders:
From net investment income                         (1,173,579)      (1,024,955)             (11,717)           (5,270)
From net realized gains                                     -           (1,882)          (1,149,845)                -
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------
Total distributions                                (1,173,579)      (1,026,837)          (1,161,562)           (5,270)
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------

Capital Share Transactions:
Proceeds from shares sold                           5,584,082       44,860,542            2,461,809        10,585,135
Reinvestment of dividends                           1,173,579        1,026,837            1,161,562             5,270
Share redeemed                                     (4,748,706)     (26,981,045)          (1,922,284)       (6,429,327)
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------
Net increase (decrease) in net assets from
   capital transactions                             2,008,955       18,906,334            1,701,087         4,161,078
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------

Total increase (decrease) in net assets             2,962,367       18,852,446           (1,003,571)        5,812,949

Net Assets:
Beginning of period                                18,852,446                -            5,812,949                 -
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------
End of period                                    $ 21,814,813     $ 18,852,446          $ 4,809,378       $ 5,812,949
                                               ===============  ===============       ==============  ================
                                               ===============  ===============       ==============  ================

Accumulated undistributed net
  investment income included
  in net assets at end of period                     $ 10,693          $ 1,138                 $ 72           $ 6,436
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------

Capital Share Transactions:
Shares sold                                           543,090        4,488,302              274,503           945,293
Shares issued on reinvestment
  of dividends                                        114,298          103,469              133,207               454
Share redeemed                                       (462,157)      (2,702,466)            (189,818)         (520,847)
                                               ---------------  ---------------       --------------  ----------------
                                               ---------------  ---------------       --------------  ----------------

Net increase (decrease) from
   capital transactions                               195,231        1,889,305              217,892           424,900
                                               ===============  ===============       ==============  ================
                                               ===============  ===============       ==============  ================


(a) For the period October 13, 1999 (commencement of operations) to August 31, 2000. (b) For the period October 1, 1999 (commencement of operations) to August 31, 2000.

StoneRidge Funds
Statement of Changes in Net Assets

                                                 StoneRidge
                                                      Small Cap Growth
                                                  Fund (b)
                                               --------------------------------
                                               --------------------------------

                                                    Year        For the Period
                                                   Ended            Ended
                                                  08/31/01       8/31/00 (a)
                                               --------------------------------
                                               --------------------------------

Operations:
Net investment income (loss)                       $ (192,758)       $ (86,111)
Net realized gain (loss) on investments               (37,431)       5,846,273
Net change in unrealized appreciation
  (depreciation) on investments                    (9,133,619)         306,985
                                               ---------------  ---------------
                                               ---------------  ---------------
Increase (decrease) in net assets
  from operations                                  (9,363,808)       6,067,147
                                               ---------------  ---------------
                                               ---------------  ---------------

Dividends and Distributions
   to Shareholders:
From net investment income                                  -          (10,151)
From net realized gains                            (7,158,286)        (122,426)
                                               ---------------  ---------------
                                               ---------------  ---------------
Total distributions                                (7,158,286)        (132,577)
                                               ---------------  ---------------
                                               ---------------  ---------------

Capital Share Transactions:
Proceeds from shares sold                          27,497,893       14,051,151
Reinvestment of dividends                           6,703,020          131,551
Share redeemed                                    (15,943,636)      (1,070,335)
                                               ---------------  ---------------
                                               ---------------  ---------------
Net increase (decrease) in net assets from
   capital transactions                            18,257,277       13,112,367
                                               ---------------  ---------------
                                               ---------------  ---------------

Total increase (decrease) in net assets             1,735,183       19,046,937
                                               ---------------  ---------------
                                               ---------------  ---------------

Net Assets:
Beginning of period                                19,046,937                -
                                               ---------------  ---------------
                                               ---------------  ---------------
End of period                                    $ 20,782,120     $ 19,046,937
                                               ===============  ===============
                                               ===============  ===============

Accumulated undistributed net
  investment income included
  in net assets at end of period                          $ -              $ -
                                               ---------------  ---------------
                                               ---------------  ---------------

Capital Shares Transactions:
Shares sold                                         2,812,232        1,181,347
Shares issued on reinvestment
   of dividends                                       968,644            9,951
Shares redeemed                                    (1,478,534)         (71,393)
                                               ---------------  ---------------
                                               ---------------  ---------------

Net increase (decrease) from
   capital transactions                             2,302,342        1,119,905
                                               ===============  ===============
                                               ===============  ===============

(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) Formerly StoneRidge Small Cap Equity Fund.

StoneRidge Funds
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

                                                        StoneRidge                          StoneRidge
                                                           Bond                               Equity
                                                           Fund                                Fund
                                                       --------------------------------    -------------------------------
                                                       --------------------------------    -------------------------------

                                                           Year         For the Period         Year          For the Period
                                                          Ended             Ended              Ended            Ended
                                                         08/31/01        8/31/00 (a)          8/31/01        8/31/00 (b)
                                                       --------------------------------    -------------------------------
                                                       --------------------------------    -------------------------------

Net Asset Value, beginning of period                         $ 9.98            $ 10.00           $ 13.68          $ 10.00
                                                       -------------    ---------------    --------------   --------------
                                                       -------------    ---------------    --------------   --------------

Income from Investment Operations:
Net investment income (loss)                                   0.60               0.52              0.01             0.03
Net realized and unrealized gain
  (loss) on investments                                        0.48              (0.02)            (3.10)            3.66
                                                       -------------    ---------------    --------------   --------------
                                                       -------------    ---------------    --------------   --------------
Total from investment operations                               1.08               0.50             (3.09)            3.69
                                                       -------------    ---------------    --------------   --------------
                                                       -------------    ---------------    --------------   --------------

Less Distributions:
From net investment income                                    (0.59)             (0.52)            (0.03)           (0.01)
From realized capital gains                                    0.00               0.00             (3.08)            0.00
                                                       -------------    ---------------    --------------   --------------
                                                       -------------    ---------------    --------------   --------------
Total distributions                                           (0.59)             (0.52)            (3.11)           (0.01)
                                                       -------------    ---------------    --------------   --------------
                                                       -------------    ---------------    --------------   --------------

Net Asset Value, end of period                              $ 10.47             $ 9.98            $ 7.48          $ 13.68
                                                       =============    ===============    ==============   ==============
                                                       =============    ===============    ==============   ==============

Total Return (c)                                             11.16%              5.21%            (25.80)%         36.93%

Ratios/Supplemental Data:
Net assets, end of period (000)                            $ 21,815           $ 18,852           $ 4,809          $ 5,813
Ratio of expenses to average net assets                       0.65%              0.65% (d)         0.90%            0.90% (d)
Ratio of expenses to average net assets
  before waivers and reimbursements                           0.91%              0.93% (d)         2.39%            2.44% (d)
Ratio of net investment income (loss)
  to average net assets                                       5.85%              5.88% (d)         0.10%            0.26% (d)
Ratio of net investment income (loss) to average
  net assets before waivers and reimbursements                5.60%              5.59% (d)         (1.38)%          (1.28)(d)
Portfolio turnover                                           66.33%            156.53% (d)       105.93%          139.22% (d)


(a) For the period October 13, 1999 (commencement of operations) to August 31, 2000.
(b) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(c) For period of less than a full year, total return is not annualized.
(d) Annualized.



StoneRidge Funds
FINANCIAL HIGHLIGHTS - continued

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.


                                   StoneRidge
                                                              Small Cap Growth
                                    Fund (d)
                                                       --------------------------------
                                                       --------------------------------

                                                           Year         For the Period
                                                          Ended             Ended
                                                         08/31/01        8/31/00 (a)
                                                       --------------------------------
                                                       --------------------------------

Net Asset Value, beginning of period                        $ 17.01            $ 10.00
                                                       -------------    ---------------
                                                       -------------    ---------------

Income from Investment Operations:
Net investment income (loss)                                  (0.07)             (0.09)
Net realized and unrealized gain
  (loss) on investments                                       (5.57)              7.24
                                                       -------------    ---------------
                                                       -------------    ---------------
Total from investment operations                              (5.64)              7.15
                                                       -------------    ---------------
                                                       -------------    ---------------

Less Distributions:
From net investment income                                     0.00              (0.01)
From realized capital gains                                   (5.30)             (0.13)
                                                       -------------    ---------------
                                                       -------------    ---------------
Total distributions                                           (5.30)             (0.14)
                                                       -------------    ---------------
                                                       -------------    ---------------

Net Asset Value, end of period                               $ 6.07            $ 17.01
                                                       =============    ===============
                                                       =============    ===============

Total Return (b)                                             (36.96)%           71.94%

Ratios/Supplemental Data:
Net assets, end of period (000)                            $ 20,782           $ 19,047
Ratio of expenses to average net assets                       1.25%              1.25% (c)
Ratio of net investment income
  to average net assets                                       1.53%              1.78% (c)
Ratio of expenses to average net assets
  before waivers and reimbursements                           (0.91)%            (0.70)(c)
Ratio of net investment income (loss) to average
  net assets before waivers and reimbursements                (1.19)%            (1.23)(c)
Portfolio turnover                                          146.06%            253.91% (c)


(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) For period of less than a full year, total return is not annualized.
(c) Annualized.
(d) Formerly StoneRidge Small Cap Equity Fund.

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                                StoneRidge Funds
                          Notes to Financial Statements
                                 August 31, 2001


NOTE 1.  ORGANIZATION

The StoneRidge Equity Fund (the "Equity Fund"), the StoneRidge Small Cap Growth Fund (the "Small Cap Growth Fund"), and the StoneRidge Bond Fund (the "Bond Fund") (each a "Fund" or collectively the "Funds") were organized as diversified series of the AmeriPrime Advisors Trust (the "Trust") on August 3, 1999 and commenced operations on October 1, 1999 for the Equity Fund and Small Cap Growth Fund and October 13, 1999 for the Bond Fund. The Small Cap Growth Fund was known as the StoneRidge Small Cap Equity Fund prior to July 30, 2001 when the Trustees changed the name. The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the "Board") to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Board. The Equity Fund's investment objective is to provide capital appreciation over the long term. The Small Cap Growth Fund's investment objective is to provide capital growth over the long term. The Bond Fund's investment objective is to provide income consistent with preservation of capital.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuation - Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund's adviser (the "Adviser"), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing services or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.




                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2001 - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions - Each Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year. The Equity and Small Cap Growth Funds typically distribute substantially all of their net investment income in the form of dividends to shareholders annually. The Bond Fund typically declares substantially all of its net investment income as dividends to its shareholders on a monthly basis and pays such dividends monthly. Each Fund typically distributes it net long term capital gains and its net short term capital gains annually.

Other - Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or undistributed capital gains.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser is StoneRidge Investment Partners, L.L.C. Philip H. Brown II, CFA, Daniel H. Cook, Lester Rich, CFA, Joseph E. Stocke,
CFA, and Christopher A. Thorsheim are the controlling members of the Adviser.

Under the terms of the management agreement (the "Agreement"), the Adviser manages each Fund's investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates: Equity Fund, 0.60%; Small Cap Growth Fund, 1.00%; Bond Fund, 0.40%. For the year ended August 31, 2001, the Adviser received a fee of $30,955 from the Equity Fund, $211,753 from the Small Cap Growth Fund, and $80,875 from the Bond Fund.

The Adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2001 to maintain each Fund's total operating expenses as follows: Equity Fund, 0.90%; Small Cap Growth Fund, 1.25%; and Bond Fund, 0.65%. For the year ended August 31, 2001, the Adviser reimbursed expenses of $66,306 for the Equity Fund, $52,251 for the Small Cap Growth Fund, and $42,731 for the Bond Fund.

Effective October 12, 2000, AmeriPrime Financial Services, Inc. and Unified Fund Services, Inc., both wholly owned subsidiaries of Unified Financial Services, Inc., merged with one another. Prior to the merger, AmeriPrime Financial Services, Inc. served as Administrator to the Funds. The result of this merger is now Unified Fund Services, Inc. ("Unified"), still a wholly owned subsidiary of Unified Financial Services, Inc. A Trustee and the officers of the Trust are members of management and/or employees of Unified.

Each Fund retains Unified to manage the Fund's business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from each Fund equal to an annual average rate of 0.10% of the Fund's average daily net assets up to $50 million dollars, 0.075% of the Fund's average daily net assets from $50 million to $100 million and 0.050% of the Fund's average daily net assets over $100 million (subject to a $2,500 minimum monthly fee). For the year ended August 31, 2001, Unified was entitled to fees of $30,000 for administrative services provided to the Equity Fund, $30,000 for administrative services



                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2001 - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

provided to the Small Cap Growth Fund, and $30,000 for administrative services provided to the Bond Fund. Unified has voluntarily agreed to waive a portion of its fees for each Fund. For the year ended August 31, 2001, Unified waived fees of $10,000 for the Equity Fund, $8,275 for the Small Cap Growth Fund and $9,264 for the Bond Fund. There is no assurance that such waivers will continue in the future.

The Funds retain Unified to act as each Fund's transfer agent and to provide each Fund with fund accounting services. For its services as transfer agent, Unified receives a monthly fee from each Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund). For the year ended August 31, 2001, Unified received fees of $22,125 for transfer agent services provided to the Equity Fund, $21,699 for transfer agent services provided to the Small Cap Growth Fund, and $20,028 for transfer agent services provided to the Bond Fund. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.0275% of each Fund's assets up to $100 million, 0.0250% of each Fund's assets from $100 million to $300 million, and 0.0200% of each Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 million to $100 million). For the year ended August 31, 2001, Unified received fees of $13,500 for fund accounting services provided to the Equity Fund, $24,000 for fund accounting services provided to the Small Cap Growth Fund, and $24,000 for fund accounting services provided to the Bond Fund.

Prior to December 31, 2000, the Funds retained AmeriPrime Financial Securities, Inc., to act as the principal distributor of each Fund's shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Funds retained Unified Financial Securities, Inc. to act as the principal distributor of each Fund's shares. A Trustee and officer of the Trust may be deemed to be an affiliate of AmeriPrime Financial Securities, Inc. and Unified Financial Securities, Inc. There were no payments made to AmeriPrime Financial Securities, Inc. or Unified Financial Securities, Inc.
for the year ended August 31, 2001.


NOTE 4.  INVESTMENTS

Equity Fund. For the year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $5,973,659 and $5,310,668, respectively. As of August 31, 2001, the gross unrealized appreciation for all securities totaled $272,337 and the gross unrealized depreciation for all securities totaled $1,507,243 for a net unrealized depreciation of $1,234,906. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $6,095,741, including wash sales of $52,072.

Small Cap Growth Fund. For the year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $41,222,414 and $29,183,785, respectively. As of August 31, 2001, the gross unrealized appreciation for all securities totaled $1,758,090 and the gross unrealized depreciation for all securities totaled $10,584,724 for a net unrealized depreciation of $8,826,634. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $29,984,654, including wash sales of $274,251.

Bond Fund. For the year ended August 31, 2001, purchases and sales of investment securities, other than short term investments, aggregated $11,738,202 and $11,208,710, respectively. As of August 31, 2001, the gross unrealized appreciation for all securities totaled $702,068 and the gross unrealized depreciation for all securities totaled $0 for a net unrealized appreciation of $702,068. The aggregate cost of securities for federal income tax purposes at August 31, 2001 was $20,895,001.

                                StoneRidge Funds
                          Notes to Financial Statements
                           August 31, 2001 - continued


NOTE 5. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 6. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of each Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2001, First Union National Bank held 69.77% of the Equity Fund in an omnibus account for the benefit of others. As of August 31, 2001, Charles Schwab & Company held 48.03% of the Small Cap Growth Fund in an omnibus account for the benefit of others. As of August 31, 2001, First Union National Bank held 99.55% of the Bond Fund in an omnibus account for the benefit of others.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
StoneRidge Bond Fund
StoneRidge Equity Fund
StoneRidge Small Cap Growth Fund (formerly StoneRidge Small Cap Equity Fund) (series of AmeriPrime Advisors Trust)


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the StoneRidge Funds (comprising, respectively, the StoneRidge Equity Fund, StoneRidge Small Cap Growth Fund, and StoneRidge Bond Fund), as of August 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective portfolios constituting the StoneRidge Funds as of August 31, 2001, the results of their operations for the year then ended, and the changes in their net assets, and their financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.



McCurdy & Associates CPA's, Inc.
Westlake, Ohio
September 18, 2001
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